UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2017
Date of reporting period: June 30, 2017

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis FUNDS

(part of Davis Series, Inc.)

June 30, 2017

SEMI-ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS SERIES, INC.	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.
Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds' Form N-Q and Davis Government Money Market Fund's Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

August 1, 2017

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview
Davis Opportunity Fund outperformed the Russell 3000® Index ("Russell 3000®") for the six-month period ended June 30, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 10.23%, versus a 8.93% return for the Russell 3000®. The sectors1 within the Russell 3000® that reported the strongest performance were Health Care (up 17%), Information Technology (up 16%), and Consumer Discretionary (up 11%). Only two sectors within the Russell 3000® reported negative performance, Energy (down 14%) and Telecommunication Services (down 10%). The third-weakest, but still positive, performing sector was Real Estate (up 5%).

Contributors to Performance
The Fund's holdings in the Consumer Discretionary sector made the most significant contribution to performance2. The Fund's Consumer Discretionary holdings were up about 21%, compared to up 11% for the Russell 3000® sector. The Fund benefited from an overweight position versus the Russell 3000® (average weighting of 24%, versus 13%). Amazon3 (up 29%) was the Fund's top overall contributor for the period. Didi Chuxing (up 33%), Delphi Automotive (up 31%), and JD.com (up 54%) were also strong performers.

Returns from holdings in the Information Technology sector were another significant contributor to performance. The Fund's Information Technology holdings were up about 26%, compared to up 16% for the Russell 3000® sector. Alphabet (up 18%), Angie's List (up 55%), Mobileye (up 29%), and Facebook (up 31%) were key contributors. Alphabet was the Fund's largest holding. The Fund no longer owns Mobileye. The Fund purchased Mobileye during the first quarter of 2017 and subsequently sold all shares during the second quarter.

Additional contributors included Aetna (up 23%) from the Health Care sector and United Technologies (up 13%) from the Industrials sector.

Detractors from Performance
The Fund's holdings in the Energy sector were the most significant detractor from performance. The Fund's Energy holdings were down about 15%, compared to down 14% for the Russell 3000® sector. The Fund suffered from an overweight position (average weighting of 14%, versus 6% for the Russell 3000®) in the weakest performing sector of the period, as well as from stock selection. Three of the Fund's Energy holdings comprised the top three overall detractors, Apache (down 24%), Encana (down 25%), and Occidental Petroleum (down 11%), respectively. Apache was the Fund's second-largest holding. The Fund no longer owns Occidental Petroleum.

When compared to the Russell 3000®, holdings in the Health Care sector hindered performance due to stock selection and an underweight position (average weighting of 8%, versus 13%) in the strongest performing sector of the period. The Fund's Health Care holdings underperformed the Russell 3000® Health Care sector (up 12%, compared to up 17%). Valeant Pharmaceuticals (down 17%) and Express Scripts (down 7%) were key detractors. The Fund no longer owns Valeant Pharmaceuticals.

Given the strong market over the period, the Fund's 7% average weighting in Short-Term Investments was a key detractor when compared to the Russell 3000®.

Additional detractors included Vipshop Holdings (down 4%) and Jumei International Holding (down 57%) from the Consumer Discretionary sector, and CAR (down 6%) from the Industrials sector.

The Fund had a 22% average weighting in foreign securities during the period. Despite positive performance figures, as a whole, the Fund's foreign holdings underperformed its domestic holdings (up 10%, compared to up 12%).

 Davis Opportunity Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2017, unless otherwise noted.
[1]
The companies included in the Russell 3000® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on June 30, 2007

Average Annual Total Return for periods ended June 30, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	22.07%	16.84%	6.42%	10.90%	12/01/94	0.96%	0.96%
Class A - with sales charge	16.27%	15.71%	5.90%	10.66%	12/01/94	0.96%	0.96%
Class B†, **	16.48%	15.37%	5.72%	11.48%	05/01/84	2.37%	2.37%
Class C**	20.11%	15.92%	5.58%	7.03%	08/15/97	1.73%	1.73%
Class Y	22.36%	17.13%	6.71%	7.90%	09/18/97	0.71%	0.71%
Russell 3000® Index***	18.51%	14.59%	7.26%	9.91%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.
The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
Davis Opportunity Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund outperformed the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Citigroup Index") for the six-month period ended June 30, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 0.66%, versus a 0.45% return for the Citigroup Index.

The Fund's investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. At the end of the period, the Fund had 98% of assets invested in mortgage securities. The remainder of the Fund's portfolio was in Short-Term Investments.

During the period, the Fund's mortgage-backed securities performed in-line1 with the Citigroup Index.

Davis Government Bond Fund's investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund's principal risks are: changes in debt rating risk, credit risk, extension and prepayment risk, fees and expenses risk, inflation risk, interest rate risk, repurchase agreement risk, U.S. Government securities risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2017, unless otherwise noted.

[1]
A contribution to or detraction from the Fund's performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the
Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years
 for an investment made on June 30, 2007

Average Annual Total Return for periods ended June 30, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(0.54)%	0.15%	1.66%	3.21%	12/01/94	1.14%	1.14%
Class A - with sales charge	(5.26)%	(0.82)%	1.17%	2.99%	12/01/94	1.14%	1.14%
Class B†, **	(5.78)%	(1.25)%	1.03%	4.48%	05/01/84	2.49%	2.49%
Class C**	(2.28)%	(0.62)%	0.86%	1.87%	08/19/97	1.94%	1.94%
Class Y	(0.34)%	0.51%	1.88%	2.66%	09/01/98	0.91%	0.91%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	(0.07)%	0.63%	1.98%	3.79%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities' performance. Investments cannot be made directly in the Index.
The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the six-month period ended June 30, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 7.88%, versus a 9.34% return for the S&P 500®. The Fund's Financials sector holdings outperformed the S&P 500® Financials sector1 holdings (up 9%, compared to up 8%). Only two sectors within the S&P 500® reported negative performance, Energy (down 13%) and Telecommunication Services (down 11%). The third-weakest, but still positive, performing sector was Real Estate (up 6%). The sectors within the S&P 500® that reported the strongest performance were Information Technology (up 17%), Health Care (up 16%), and Consumer Discretionary (up 11%).

The Financials sector is comprised of three industry groups (Banks, Diversified Financials, and Insurance). The strongest performing industry group within the S&P 500's ® Financials sector was Insurance (up 9%). Diversified Financials (up 8%) was second, while Banks (up 6%) was the weakest.

Detractors from Performance
For the period, only three securities in the Fund reported negative performance2. The Fund's Diversified Financial holdings included the top two overall detractors for the period, Goldman Sachs3 (down 7%) and Capital One Financial (down 4%), respectively. Capital One Financial was the Fund's third-largest holding. The third overall detractor was American International Group (down 3%) from the Insurance industry group.

The Fund has the flexibility to invest a portion of net assets in non-financial securities. During the period, the Fund had a 3% average weighting in Information Technology holdings, which were the most significant detractor from performance when compared to the S&P 500®. The Fund's Information Technology holdings underperformed the S&P 500® sector (up 15%, compared to up 17%). Cielo (up 6%) was a weak performer.

Two of the Fund's top ten holdings were weak performers, Loews (up less than 1%) from the Insurance industry group and U.S. Bancorp (up 2%) from the Banks industry group.

Given the strong market over the period, the Fund's average weighting in Short-Term Investments (12%) was a key detractor when compared to the S&P 500®.

Contributors to Performance
Diversified Financial companies represented the largest industry group within the Fund's Financial sector and were the most significant contributor to performance on an absolute basis at the industry group level. The Fund's Diversified Financial holdings were up about 10%, compared to up 8% for the S&P 500® Diversified Financials industry group. Visa (up 21%) and American Express (up 15%) were the top two overall contributors for the period. American Express was the Fund's second-largest holding. S&P Global (up 37%), State Street (up 16%), and Bank of New York Mellon (up 9%) were strong performers.

Insurance companies also helped performance on an absolute basis. The Fund's Insurance holdings performed in-line with the S&P 500® Insurance industry group (both up 9%). Everest Re Group (up 19%), Chubb (up 11%), and Markel (up 8%) were key contributors.

Additional contributors included DBS Group Holdings (up 27%) from the Banks industry group and Alphabet (up 18%) from the Information Technology sector.

The Fund had approximately 7% of its average net assets invested in foreign securities. As a whole, the Fund's foreign holdings outperformed its domestic holdings (up 24%, compared to up 8%).

Davis Financial Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund's principal risks are: common stock risk, credit risk, depositary receipts risk, fees and expenses risk, financial services risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, interest rate sensitivity risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2017, unless otherwise noted.
[1]
The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2007

Average Annual Total Return for periods ended June 30, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	27.33%	15.04%	4.86%	11.85%	05/01/91	0.99%	0.99%
Class A - with sales charge	21.28%	13.93%	4.34%	11.64%	05/01/91	0.99%	0.99%
Class B†, **	21.91%	13.52%	4.06%	10.64%	12/27/94	2.11%	2.11%
Class C**	25.40%	14.04%	3.94%	6.31%	08/12/97	1.73%	1.73%
Class Y	27.67%	15.26%	5.02%	8.10%	03/10/97	0.72%	0.72%
S&P 500® Index***	17.90%	14.63%	7.18%	9.58%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the six-month period ended June 30, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 7.16%, versus a 9.34% return for the S&P 500®. Only two sectors1 within the S&P 500® reported negative performance, Energy (down 13%) and Telecommunication Services (down 11%). The third-weakest, but still positive, performing sector was Real Estate (up 6%). The sectors within the S&P 500® that reported the strongest performance were Information Technology (up 17%), Health Care (up 16%), and Consumer Discretionary (up 11%).

The Fund ended the period with 72% of net assets invested in equities and 26% in fixed-income securities.

Detractors from Performance
The Fund's holdings in the Energy sector were the most significant detractor from performance2 on an absolute basis. While the performance of the Fund's Energy equity holdings was in-line with the S&P 500® sector (both down 13%), the Fund suffered from an overweight position (average weighting of 11%, versus 7% for the S&P 500®) in the weakest performing sector of the period. Three of the Fund's Energy holdings comprised the top three overall detractors, Apache3 (down 24%), Encana (down 25%), and Occidental Petroleum (down 14%), respectively.

The Fund's largest equity position was in Financials, which hindered performance when compared to the S&P 500®. Returns from the Fund's Financial equity holdings underperformed the S&P 500® sector (up 5%, compared to up 8%) and the Fund suffered from an overweight position (average weighting of 21%, versus 15% for the S&P 500®). ADFITECH (down 43%) and Capital One Financial (down 4%) were key detractors. The Fund no longer owns ADFITECH.

In this strong market, two of the Fund's fixed-income securities were among the weakest performers. Fannie Mae, 2.64%, 07/01/25, Pool No. AM8931 (down 2%) and Nabors Industries Inc. Sr. Notes, 5.00%, 09/15/20 (down less than 1%) were among the largest detractors from Fund performance. The Fund no longer owns Fannie Mae, 2.64%, 07/01/25, Pool No. AM8931.

Contributors to Performance
The Fund's holdings in the Information Technology sector made the most significant contribution to performance on an absolute basis. The Fund's Information Technology equity holdings were up about 19%, compared to up 17% for the S&P 500® sector. However, when compared to the S&P 500®, Fund performance was hindered by an underweight position (average weighting of 11%, versus 21%) in the strongest performing sector. Facebook (up 31%), Applied Materials (up 29%), and Alphabet (up 18%) were key contributors.

Returns from holdings in the Industrials sector also made significant contributions to performance. The Fund's Industrial equity holdings were up about 18%, compared to up 10% for the S&P 500® sector. Safran (up 28%) was the Fund's top overall contributor. United Technologies (up 13%), the Fund's second-largest holding, was another strong performer.

The Fund's Health Care equity holdings helped performance on an absolute basis. While the Fund's Health Care sector holdings outperformed the S&P 500® Health Care sector (up 19%, compared to up 16%), the Fund's relative performance suffered from an underweight position (average weighting of 9%, versus 14% for the S&P 500®) in the second-strongest performing sector. Aetna (up 23%), Roche Holding (up 15%), and Novartis (up 18%) were key contributors.

Additional contributors included Amazon (up 29%) from the Consumer Discretionary sector and American Express (up 15%) from the Financials sector. The Fund also received a class action settlement from a former holding, American International Group, which contributed approximately 1% to the Fund's total return.

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund's principal risks are: bonds and other debt securities risk, changes in debt rating risk, common stock risk, convertible securities risk, credit risk, depositary receipts risk, extension and prepayment risk, fees and expenses risk, foreign country risk, headline risk, high-yield, high-risk debt securities risk, interest rate risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, preferred stock risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2017, unless otherwise noted.
[1]
The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
 Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2007

Average Annual Total Return for periods ended June 30, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	14.41%	7.90%	3.69%	8.05%	05/01/92	1.04%	1.04%
Class A - with sales charge	8.97%	6.85%	3.18%	7.84%	05/01/92	1.04%	1.04%
Class B†, **	9.14%	6.48%	3.02%	7.61%	02/03/95	2.21%	2.21%
Class C**	12.56%	7.02%	2.85%	4.60%	08/12/97	1.77%	1.77%
Class Y	14.81%	8.12%	3.92%	6.79%	11/13/96	0.70%	0.70%
S&P 500® Index***	17.90%	14.63%	7.18%	9.48%

In 2017, the Fund received a class action settlement from a company it no longer owns. This settlement had a material impact on the investment performance of the Fund. This was a one-time event that is unlikely to be repeated.
The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
Davis Real Estate Fund outperformed the Wilshire U.S. Real Estate Securities Index ("Wilshire Index") for the six-month period ended June 30, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 2.81%, versus a 2.42% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the strongest performance were Health Care REITs (up 13%), Industrial REITs (up 12%), and Specialized REITs (up 9%). The sub-industries within the Wilshire Index that reported the weakest performance were Retail REITs (down 13%), Real Estate Operating Companies (down 5%), and Hotel & Resort REITs (down 1%).

Contributors to Performance
The Fund's holdings in the Industrial REITs sub-industry made the most significant contribution to performance2. The Fund's Industrial REITs holdings were up about 14%, compared to up 12% for the Wilshire Index. The Fund benefited from an overweight position, versus the Wilshire Index (average weighting of 13%, versus 7%). Terreno Realty3 (up 19%) and Prologis (up 13%) were strong performers.

While the Fund's holdings in the Specialized REITs sub-industry helped performance on an absolute basis, they lagged the performance of the Wilshire Index's Specialized REITs holdings (up 7%, compared to up 9%). The Fund benefited from an overweight position in the strong performing sub-industry (average weighting of 21%, versus 16% for the Wilshire Index). CyrusOne (up 27%), DuPont Fabros Technology (up 40%), and Crown Castle International (up 18%) were key contributors. The Fund no longer owns DuPont Fabros Technology.

The Fund's top overall contributor for the period, InterXion (up 31%), came from the Software & Services industry group. InterXion was one of two non-U.S. holdings in the Fund. As a whole, the Fund's foreign holdings outperformed its domestic holdings (up 22%, compared to up 3%).

Other contributors to performance were Welltower (up 15%) from the Health Care REITs sub-industry and AvalonBay Communities (up 10%), Essex Property Trust (up 12%), and Mid-America Apartment Communities (up 10%), all from the Residential REITs sub-industry. AvalonBay Communities was the Fund's second-largest holding.

Detractors from Performance
The Fund's holdings in the Retail REITs sub-industry were the most significant detractor from performance on an absolute basis. The Fund's Retail REITs holdings were down about 11%, compared to down 13% for the Wilshire Index. Seven of the Fund's top ten detractors were from the Retail REITs sub-industry, which included the top four overall detractors for the period, Acadia Realty (down 13%), Simon Property Group (down 7%), Cedar Realty Trust (down 24%), and DDR (down 38%), respectively. Simon Property Group was the Fund's largest holding. Kite Realty Group (down 17%), Federal Realty Investment Trust (down 10%), and Retail Opportunity Investments (down 8%) were also key detractors.

When compared to the Wilshire Index, the most significant detractor from performance came from the Fund's underweight position in the Health Care REITs sub-industry (average weighting of 5%, versus 13%). The Health Care REITs sub-industry was the strongest performing Wilshire Index sub-industry for the period.

Additional detractors included Vornado Realty Trust (down 9%) from the Office REITs sub-industry and Life Storage (down 11%) and Public Storage (down 5%), both from the Specialized REITs sub-industry. Public Storage was the Fund's third-largest holding.

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund's principal risks are: common stock risk, fees and expenses risk, focused portfolio risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, real estate risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.
Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2017, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor's 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on June 30, 2007

Average Annual Total Return for periods ended June 30, 2017

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(0.85)%	8.07%	3.33%	9.70%	01/03/94	0.99%	0.99%
Class A - with sales charge	(5.56)%	7.02%	2.83%	9.47%	01/03/94	0.99%	0.99%
Class B†, **	(5.87)%	6.59%	2.58%	9.50%	12/27/94	2.09%	2.09%
Class C**	(2.70)%	7.13%	2.47%	6.99%	08/13/97	1.84%	1.84%
Class Y	(0.63)%	8.31%	3.62%	9.14%	11/08/96	0.74%	0.74%
S&P 500® Index***	17.90%	14.63%	7.18%	9.40%
Wilshire U.S. Real Estate Securities Index***	(1.23)%	9.70%	5.70%	10.52%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	June 30, 2017 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/17 Net Assets)		(% of 06/30/17 Stock Holdings)

			Fund	Russell 3000®
Common Stock (U.S.)	74.81%	Information Technology	20.03%	21.43%
Common Stock (Foreign)	13.46%	Retailing	16.03%	4.97%
Preferred Stock (Foreign)	8.27%	Energy	14.71%	5.61%
Short-Term Investments	4.89%	Capital Goods	10.40%	7.65%
Other Assets & Liabilities	(1.43)%	Health Care	9.07%	14.02%
	100.00%	Banks	7.87%	6.86%
		Automobiles & Components	6.86%	0.97%
		Insurance	4.37%	2.97%
		Diversified Financials	3.73%	5.10%
		Transportation	3.18%	2.17%
		Media	1.41%	2.91%
		Materials	1.33%	3.36%
		Consumer Durables & Apparel	1.01%	1.44%
		Other	–	20.54%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/17 Net Assets)

Alphabet Inc. *	Software & Services	6.97%
Apache Corp.	Energy	5.66%
Wells Fargo & Co.	Banks	5.25%
Amazon.com, Inc.	Retailing	5.23%
Cabot Oil & Gas Corp.	Energy	4.38%
Didi Chuxing Joint Co., Pfd. **	Retailing	3.80%
United Technologies Corp.	Capital Goods	3.79%
Delphi Automotive PLC	Automobiles & Components	3.42%
Encana Corp.	Energy	3.37%
Adient PLC	Automobiles & Components	3.20%

* Alphabet Inc. holding includes Class A and Class C.
** Didi Chuxing Joint Co., Pfd. holding includes Series A and Series B.

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	June 30, 2017 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/17 Net Assets)		(% of 06/30/17 Fixed Income)

Fixed Income	98.36%	Collateralized Mortgage Obligations	74.28%
Short-Term Investments	1.91%	Fannie Mae Mortgage Pools	18.49%
Other Assets & Liabilities	(0.27)%	Ginnie Mae Mortgage Pools	7.20%
	100.00%	Other Agencies	0.03%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund's 06/30/17 Net Assets)

Fannie Mae, 3.65%, 01/01/18, Pool No. 467153	Fannie Mae Mortgage Pools	9.40%
Fannie Mae, 3.74%, 05/01/18, Pool No. 467626	Fannie Mae Mortgage Pools	8.34%
Fannie Mae, 3.00%, 04/25/41	Collateralized Mortgage Obligations	6.77%
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	Collateralized Mortgage Obligations	5.92%
Freddie Mac Multifamily Structured Pass-Through, 2.566%, 09/25/20	Collateralized Mortgage Obligations	5.76%
Ginnie Mae, 1.45%, 10/16/40	Collateralized Mortgage Obligations	5.31%
Ginnie Mae, 4.70%, 01/20/63, Pool No. AC0934	Ginnie Mae Mortgage Pools	5.25%
Ginnie Mae, 1.2528%, 01/20/67	Collateralized Mortgage Obligations	4.93%
Freddie Mac, 2.00%, 06/15/28	Collateralized Mortgage Obligations	4.87%
Freddie Mac, 3.00%, 03/15/43	Collateralized Mortgage Obligations	4.64%

DAVIS GOVERNMENT MONEY MARKET FUND

Portfolio Composition		Maturity Diversification
(% of Fund's 06/30/17 Net Assets)		(% of 06/30/17 Portfolio Holdings)

Repurchase Agreements	32.25%	0-30 Days	68.22%
Federal Home Loan Bank	26.44%	31-90 Days	15.91%
Federal Farm Credit Bank	23.77%	91-180 Days	9.01%
Freddie Mac	5.54%	181-397 Days	6.86%
Other Agencies	4.45%		100.00%
Fannie Mae	2.79%
Other Assets & Liabilities	4.76%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities' variable rates. See the Fund's Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	June 30, 2017 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/17 Net Assets)		(% of 06/30/17 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	84.38%	Diversified Financials	49.52%	5.26%
Common Stock (Foreign)	6.72%	Insurance	26.39%	2.78%
Short-Term Investments	8.87%	Banks	20.38%	6.50%
Other Assets & Liabilities	0.03%	Information Technology	3.68%	22.25%
	100.00%	Capital Goods	0.03%	7.38%
		Health Care	–	14.50%
		Energy	–	6.05%
		Retailing	–	5.47%
		Food, Beverage & Tobacco	–	5.26%
		Utilities	–	3.16%
		Other	–	21.39%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/17 Net Assets)

Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.43%
American Express Co.	Consumer Finance	5.95%
Capital One Financial Corp.	Consumer Finance	5.61%
Markel Corp.	Property & Casualty Insurance	5.24%
Bank of New York Mellon Corp.	Capital Markets	4.85%
JPMorgan Chase & Co.	Banks	4.80%
Wells Fargo & Co.	Banks	4.77%
Loews Corp.	Multi-line Insurance	4.13%
U.S. Bancorp	Banks	4.11%
Visa Inc., Class A	Diversified Financial Services	4.10%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	June 30, 2017 (Unaudited)

Asset Allocation		Equity Industry Weightings
(% of Fund's 06/30/17 Net Assets)		(% of 06/30/17 Stock Holdings)

			Fund	S&P 500®
Equities	72.18%	Diversified Financials	21.81%	5.26%
Bonds	26.20%	Information Technology	15.51%	22.25%
Short-Term Investments	1.61%	Energy	14.48%	6.05%
Other Assets & Liabilities	0.01%	Health Care	12.93%	14.50%
	100.00%	Capital Goods	12.64%	7.38%
		Materials	9.95%	2.85%
		Banks	8.60%	6.50%
		Retailing	4.08%	5.47%
		Food, Beverage & Tobacco	–	5.26%
		Utilities	–	3.16%
		Media	–	3.05%
		Real Estate	–	2.92%
		Other	–	15.35%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund's 06/30/17 Stock Holdings)		(% of Fund's 06/30/17 Net Assets)

Common Stock (U.S.)	78.69%	Berkshire Hathaway Inc., Class B	4.19%
Common Stock (Foreign)	18.48%	United Technologies Corp.	3.71%
Institutional Preferred	2.83%	LafargeHolcim Ltd.	3.63%
	100.00%	EQT Midstream Partners L.P.	3.53%
		Safran S.A.	3.45%
		Capital One Financial Corp.	3.21%
		American Express Co.	3.18%
		Bank of New York Mellon Corp.	3.11%
		Wells Fargo & Co.	3.09%
		Occidental Petroleum Corp.	2.95%

Bond Portfolio Composition		Top 5 Bond Holdings
(% of Fund's 06/30/17 Bond Holdings)		(% of Fund's 06/30/17 Net Assets)

Corporate Bonds	43.59%	Verizon Communications Inc., Sr. Notes, 4.50%,
Mortgages	35.32%	09/15/20	1.99%
U.S. Government & Agencies	17.03%	Freddie Mac Multifamily Structured Pass-Through,
Asset-Backed	4.06%	3.13%, 06/25/21	1.86%
	100.00%	Oracle Corp., Sr. Notes, 1.90%, 09/15/21	1.85%
		General Motors Financial Co., Inc., Sr. Notes, 2.7184%, 01/15/20	1.84%
		Ginnie Mae, Series 2017-H06, 1.927%, 02/20/67	1.74%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	June 30, 2017 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/17 Net Assets)		(% of 06/30/17 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	90.10%	Specialized REITs	20.81%	16.04%
Common Stock (Foreign)	5.63%	Retail REITs	19.88%	18.15%
Preferred Stock	0.34%	Residential REITs	19.31%	18.58%
Short-Term Investments	3.76%	Office REITs	14.26%	15.85%
Other Assets & Liabilities	0.17%	Industrial REITs	13.75%	8.09%
	100.00%	Health Care REITs	5.22%	13.25%
		Information Technology	3.78%	–
		Hotel & Resort REITs	1.74%	6.36%
		Diversified REITs	1.25%	3.17%
		Real Estate Operating Companies	–	0.27%
		Hotels, Resorts & Cruise Lines	–	0.24%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/17 Net Assets)

Simon Property Group, Inc.	Retail REITs	5.50%
AvalonBay Communities, Inc.	Residential REITs	4.10%
Public Storage	Specialized REITs	3.84%
Terreno Realty Corp.	Industrial REITs	3.72%
InterXion Holding N.V.	Software & Services	3.63%
CatchMark Timber Trust Inc., Class A	Specialized REITs	3.46%
Essex Property Trust, Inc.	Residential REITs	3.41%
Mid-America Apartment Communities, Inc.	Residential REITs	3.37%
Welltower Inc.	Health Care REITs	3.26%
CyrusOne Inc.	Specialized REITs	3.11%

DAVIS SERIES, INC.	Expense Example (Unaudited)

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended June 30, 2017.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example (Unaudited) – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(01/01/17)	(06/30/17)	(01/01/17-06/30/17)
Davis Opportunity Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,102.27	$5.00
Hypothetical	$1,000.00	$1,020.03	$4.81
Class B (annualized expense ratio 2.37%**)
Actual	$1,000.00	$1,094.00	$12.30
Hypothetical	$1,000.00	$1,013.04	$11.83
Class C (annualized expense ratio 1.73%**)
Actual	$1,000.00	$1,097.82	$9.00
Hypothetical	$1,000.00	$1,016.22	$8.65
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,103.65	$3.70
Hypothetical	$1,000.00	$1,021.27	$3.56
Davis Government Bond Fund
Class A (annualized expense ratio 1.14%**)
Actual	$1,000.00	$1,006.60	$5.67
Hypothetical	$1,000.00	$1,019.14	$5.71
Class B (annualized expense ratio 2.49%**)
Actual	$1,000.00	$998.11	$12.34
Hypothetical	$1,000.00	$1,012.45	$12.42
Class C (annualized expense ratio 1.94%**)
Actual	$1,000.00	$1,001.87	$9.63
Hypothetical	$1,000.00	$1,015.17	$9.69
Class Y (annualized expense ratio 0.91%**)
Actual	$1,000.00	$1,005.83	$4.53
Hypothetical	$1,000.00	$1,020.28	$4.56
Davis Government Money Market Fund
Class A, B, C, and Y (annualized expense ratio 0.62%**)
Actual	$1,000.00	$1,000.77	$3.08
Hypothetical	$1,000.00	$1,021.72	$3.11
Davis Financial Fund
Class A (annualized expense ratio 0.99%**)
Actual	$1,000.00	$1,078.75	$5.10
Hypothetical	$1,000.00	$1,019.89	$4.96
Class B (annualized expense ratio 2.11%**)
Actual	$1,000.00	$1,072.87	$10.84
Hypothetical	$1,000.00	$1,014.33	$10.54
Class C (annualized expense ratio 1.73%**)
Actual	$1,000.00	$1,075.05	$8.90
Hypothetical	$1,000.00	$1,016.22	$8.65
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$1,080.21	$3.71
Hypothetical	$1,000.00	$1,021.22	$3.61

DAVIS SERIES, INC.	Expense Example (Unaudited) – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(01/01/17)	(06/30/17)	(01/01/17-06/30/17)
Davis Appreciation & Income Fund
Class A (annualized expense ratio 1.04%**)
Actual	$1,000.00	$1,071.64	$5.34
Hypothetical	$1,000.00	$1,019.64	$5.21
Class B (annualized expense ratio 2.21%**)
Actual	$1,000.00	$1,065.51	$11.32
Hypothetical	$1,000.00	$1,013.84	$11.04
Class C (annualized expense ratio 1.77%**)
Actual	$1,000.00	$1,067.83	$9.07
Hypothetical	$1,000.00	$1,016.02	$8.85
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,073.76	$3.60
Hypothetical	$1,000.00	$1,021.32	$3.51
Davis Real Estate Fund
Class A (annualized expense ratio 0.99%**)
Actual	$1,000.00	$1,028.12	$4.98
Hypothetical	$1,000.00	$1,019.89	$4.96
Class B (annualized expense ratio 2.09%**)
Actual	$1,000.00	$1,022.46	$10.48
Hypothetical	$1,000.00	$1,014.43	$10.44
Class C (annualized expense ratio 1.84%**)
Actual	$1,000.00	$1,023.81	$9.23
Hypothetical	$1,000.00	$1,015.67	$9.20
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$1,029.60	$3.72
Hypothetical	$1,000.00	$1,021.12	$3.71

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	June 30, 2017 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (88.27%)
CONSUMER DISCRETIONARY – (16.17%)
Automobiles & Components – (6.62%)
Adient PLC	306,981	$20,070,418
Delphi Automotive PLC	245,260	21,497,039
		41,567,457
Consumer Durables & Apparel – (0.97%)
Hunter Douglas N.V. (Netherlands)	71,580	6,094,841
Media – (1.37%)
Liberty Global PLC, Series C *	274,997	8,574,406
Retailing – (7.21%)
Amazon.com, Inc. *	33,902	32,817,136
JD.com Inc., Class A, ADR (China)*	257,558	10,101,425
Jumei International Holding Ltd., Class A, ADR (China)*	40,250	85,732
Vipshop Holdings Ltd., Class A, ADR (China)*	211,462	2,230,924
		45,235,217
	Total Consumer Discretionary	101,471,921
ENERGY – (14.21%)
Apache Corp.	740,900	35,511,337
Cabot Oil & Gas Corp.	1,096,042	27,488,733
Concho Resources Inc. *	41,284	5,017,244
Encana Corp. (Canada)	2,400,862	21,127,586
	Total Energy	89,144,900
FINANCIALS – (15.41%)
Banks – (7.59%)
JPMorgan Chase & Co.	161,179	14,731,761
Wells Fargo & Co.	594,181	32,923,569
		47,655,330
Diversified Financials – (3.60%)
Consumer Finance – (1.03%)
Capital One Financial Corp.	77,800	6,427,836
Diversified Financial Services – (2.57%)
Berkshire Hathaway Inc., Class B *	95,343	16,148,244
		22,576,080
Insurance – (4.22%)
Multi-line Insurance – (2.28%)
Sul America S.A. (Brazil)	2,671,341	14,272,309
Property & Casualty Insurance – (1.94%)
Markel Corp. *	12,477	12,175,805
		26,448,114
	Total Financials	96,679,524
HEALTH CARE – (8.75%)
Health Care Equipment & Services – (8.75%)
Aetna Inc.	121,150	18,394,204
Diplomat Pharmacy, Inc. *	436,450	6,459,460
Express Scripts Holding Co. *	94,073	6,005,620
Quest Diagnostics Inc.	49,373	5,488,303
UnitedHealth Group Inc.	100,285	18,594,845
	Total Health Care	54,942,432

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	June 30, 2017 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (13.11%)
Capital Goods – (10.04%)
Eaton Corp. PLC	213,157	$16,590,009
Johnson Controls International PLC	305,015	13,225,450
Safran S.A. (France)	102,250	9,370,813
United Technologies Corp.	194,956	23,806,077
		62,992,349
Transportation – (3.07%)
CAR Inc. (China)*	2,035,000	1,868,850
FedEx Corp.	48,030	10,438,360
ZTO Express (Cayman) Inc., Class A, ADR (China)*	500,695	6,989,702
		19,296,912
	Total Industrials	82,289,261
INFORMATION TECHNOLOGY – (19.34%)
Semiconductors & Semiconductor Equipment – (2.50%)
Applied Materials, Inc.	198,640	8,205,819
Texas Instruments Inc.	96,942	7,457,748
		15,663,567
Software & Services – (16.84%)
Alphabet Inc., Class A *	19,481	18,111,096
Alphabet Inc., Class C *	28,205	25,630,730
Angie's List Inc. *	1,403,131	17,946,045
ASAC II L.P. *(a)	116,129	112,819
Facebook Inc., Class A *	82,313	12,427,617
Fang Holdings Ltd., Class A, ADR (China)*	1,869,162	6,934,591
Microsoft Corp.	95,599	6,589,639
Oracle Corp.	149,480	7,494,927
Quotient Technology Inc. *	438,753	5,045,660
SAP SE, ADR (Germany)	51,755	5,417,196
		105,710,320
	Total Information Technology	121,373,887
MATERIALS – (1.28%)
Axalta Coating Systems Ltd. *	251,320	8,052,293
	Total Materials	8,052,293
TOTAL COMMON STOCK – (Identified cost $412,886,272)		553,954,218
PREFERRED STOCK – (8.27%)
CONSUMER DISCRETIONARY – (8.27%)
Retailing – (8.27%)
Didi Chuxing Joint Co., Series A (China)*(a)	416,153	21,195,546
Didi Chuxing Joint Co., Series B (China)*(a)	52,649	2,681,524
Grab Inc., Series F (Singapore)*(a)	2,911,103	14,028,751
Internet Plus Holdings Ltd., Series A-10 (China)*(a)	3,745,277	13,979,996
	Total Consumer Discretionary	51,885,817
TOTAL PREFERRED STOCK – (Identified cost $39,839,650)		51,885,817

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	June 30, 2017 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (4.89%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 07/03/17, dated 06/30/17, repurchase value of $3,491,314 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-9.00%, 09/15/17-05/01/47, total market value $3,560,820)	$3,491,000	$3,491,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.10%, 07/03/17, dated 06/30/17, repurchase value of $2,060,189 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 07/01/46-06/01/47, total market value $2,101,200)	2,060,000	2,060,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.13%, 07/03/17, dated 06/30/17, repurchase value of $20,946,972 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-7.50%, 11/01/18-06/20/47, total market value $21,363,900)	20,945,000	20,945,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.27%, 07/03/17, dated 06/30/17, repurchase value of $4,189,443 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-5.00%, 02/01/18-07/01/47, total market value $4,272,780)	4,189,000	4,189,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $30,685,000)	30,685,000
	Total Investments – (101.43%) – (Identified cost $483,410,922) – (b)		636,525,035
	Liabilities Less Other Assets – (1.43%)		(8,967,441)
		Net Assets – (100.00%)	$627,557,594

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $488,218,940. At June 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$169,203,075
	Unrealized depreciation		(20,896,980)
		Net unrealized appreciation	$148,306,095

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	June 30, 2017 (Unaudited)

	Principal	Value (Note 1)
MORTGAGES – (98.33%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (73.06%)
Fannie Mae, 4.00%, 02/25/19	$90,703	$91,729
Fannie Mae, 3.50%, 10/25/20	350,731	356,938
Fannie Mae, 1.5661%, 07/25/37 (a)	56,395	56,309
Fannie Mae, 3.00%, 04/25/41	2,346,952	2,395,353
Freddie Mac, 4.50%, 07/15/18	45,758	46,274
Freddie Mac, 4.00%, 01/15/26	538,985	562,781
Freddie Mac, 4.00%, 06/15/26	586,209	629,176
Freddie Mac, 2.00%, 06/15/28	1,720,494	1,722,444
Freddie Mac, 4.00%, 12/15/39	1,539,155	1,624,036
Freddie Mac, 2.00%, 11/15/40	1,332,753	1,320,723
Freddie Mac, 3.00%, 03/15/43	1,611,923	1,640,186
Freddie Mac Multifamily Structured Pass-Through, 2.699%, 05/25/18	1,604,316	1,616,830
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	2,000,000	2,091,760
Freddie Mac Multifamily Structured Pass-Through, 2.566%, 09/25/20	2,000,000	2,038,380
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	945,312	954,321
Ginnie Mae, 6.949%, 06/20/31 (a)	1,471,187	1,617,381
Ginnie Mae, 3.00%, 09/16/34	796,211	797,445
Ginnie Mae, 3.50%, 07/20/36	70,542	70,936
Ginnie Mae, 3.00%, 12/20/37	233,815	235,842
Ginnie Mae, 4.00%, 11/20/38	197,136	203,396
Ginnie Mae, 3.50%, 08/20/39	410,634	421,635
Ginnie Mae, 4.00%, 09/20/39	129,170	136,008
Ginnie Mae, 1.45%, 10/16/40	1,905,294	1,877,992
Ginnie Mae, 2.00%, 07/20/62	1,591,525	1,584,431
Ginnie Mae, 1.2528%, 01/20/67 (a)	1,743,887	1,742,958
	Total Collateralized Mortgage Obligations	25,835,264
FANNIE MAE POOLS – (18.19%)
6.00%, 09/01/17, Pool No. 665776	6,011	6,028
3.65%, 01/01/18, Pool No. 467153	3,287,200	3,324,776
4.50%, 03/01/18, Pool No. AJ0354	33,995	34,042
3.74%, 05/01/18, Pool No. 467626	2,902,631	2,950,073
6.50%, 07/01/32, Pool No. 635069	30,835	32,102
6.00%, 09/01/37, Pool No. 888796	75,471	84,938
	Total Fannie Mae Pools	6,431,959
GINNIE MAE POOLS – (7.08%)
4.659%, 01/20/63, Pool No. AC0942	595,951	647,854
4.70%, 01/20/63, Pool No. AC0934	1,707,427	1,857,237
	Total Ginnie Mae Pools	2,505,091
TOTAL MORTGAGES – (Identified cost $34,732,375)		34,772,314
OTHER AGENCIES – (0.03%)
Housing Urban Development, 6.00%, 08/01/20	10,000	10,029
TOTAL OTHER AGENCIES – (Identified cost $10,000)		10,029

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	June 30, 2017 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (1.91%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 07/03/17, dated 06/30/17, repurchase value of $77,007 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-9.00%, 09/15/17-05/01/47, total market value $78,540)	$77,000	$77,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.10%, 07/03/17, dated 06/30/17, repurchase value of $46,004 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 07/01/46-06/01/47, total market value $46,920)	46,000	46,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.13%, 07/03/17, dated 06/30/17, repurchase value of $462,044 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.50%, 12/01/39-05/01/47, total market value $471,240)	462,000	462,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.27%, 07/03/17, dated 06/30/17, repurchase value of $92,010 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.00%, 09/01/37-07/01/47, total market value $93,840)	92,000	92,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $677,000)	677,000
	Total Investments – (100.27%) – (Identified cost $35,419,375) – (b)		35,459,343
	Liabilities Less Other Assets – (0.27%)		(96,552)
		Net Assets – (100.00%)	$35,362,791

(a)
The interest rates on floating rate securities, shown as of June 30, 2017, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Aggregate cost for federal income tax purposes is $35,419,375. At June 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$172,751
	Unrealized depreciation		(132,783)
		Net unrealized appreciation	$39,968

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	June 30, 2017 (Unaudited)

	Principal	Value (Note 1)
FANNIE MAE – (2.79%)
1.0859%, 10/05/17 (a)	$4,255,000	$4,255,653
2.20%, 10/27/17	575,000	577,135
0.875%, 12/20/17	1,624,000	1,622,735
TOTAL FANNIE MAE – (Identified cost $6,455,523)		6,455,523
FEDERAL FARM CREDIT BANK – (23.77%)
Discount Note, 1.1484%, 02/13/18 (b)	9,000,000	8,936,440
0.90%, 07/03/17	1,000,000	1,000,016
1.1693%, 07/14/17 (a)	750,000	750,011
1.3025%, 07/24/17 (a)	4,000,000	4,000,508
1.1159%, 08/04/17 (a)	2,000,000	2,000,194
1.2638%, 08/29/17 (a)	5,600,000	5,601,242
1.2162%, 10/06/17 (a)	2,100,000	2,101,179
1.1371%, 10/13/17 (a)	13,154,000	13,156,737
1.23%, 11/27/17 (a)	7,885,000	7,887,409
0.90%, 12/11/17	500,000	500,026
1.34%, 12/29/17	1,700,000	1,702,495
1.1003%, 01/02/18 (a)	4,400,000	4,403,869
1.1804%, 05/09/18 (a)	3,000,000	3,005,053
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $55,045,179)		55,045,179
FEDERAL HOME LOAN BANK – (26.44%)
Discount Note, 1.0477%, 09/15/17 (b)	10,000,000	9,977,939
1.14%, 08/09/17 (a)	5,070,000	5,071,510
1.169%, 08/25/17 (a)	6,525,000	6,527,829
1.05%, 09/26/17	1,500,000	1,500,732
1.086%, 10/25/17 (a)	1,130,000	1,130,830
1.146%, 11/22/17 (a)	5,000,000	4,999,909
1.146%, 12/05/17 (a)	1,555,000	1,555,549
1.154%, 12/07/17 (a)	6,645,000	6,648,815
1.25%, 12/19/17	2,000,000	2,001,934
1.12%, 01/08/18 (a)	1,805,000	1,806,748
1.039%, 03/01/18 (a)	5,000,000	5,001,417
1.00%, 03/09/18	3,000,000	2,998,556
0.946%, 04/06/18 (a)	7,000,000	6,999,661
1.055%, 04/27/18 (a)	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $61,221,429)		61,221,429
FREDDIE MAC – (5.54%)
0.72%, 10/27/17	4,265,000	4,264,230
1.1671%, 11/13/17 (a)	885,000	885,363
5.125%, 11/17/17	7,555,000	7,674,678
TOTAL FREDDIE MAC – (Identified cost $12,824,271)		12,824,271

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	June 30, 2017 (Unaudited)

		Principal	Value (Note 1)
OTHER AGENCIES – (4.45%)
	FICO Strip, 1.231%, 11/30/17 (b)	$3,250,000	$3,233,513
	FICO Strip, 1.3132%, 05/11/18 (b)	1,500,000	1,483,219
	Private Export Funding Corp., 5.45%, 09/15/17	3,150,000	3,179,949
	Tennessee Valley Authority, 5.50%, 07/18/17	1,584,000	1,587,526
	Tennessee Valley Authority Coupon Strip, 0.8103%, 09/15/17 (b)	815,000	813,636
		TOTAL OTHER AGENCIES – (Identified cost $10,297,843)	10,297,843
REPURCHASE AGREEMENTS – (32.25%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 07/03/17, dated 06/30/17, repurchase value of $8,497,765 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-9.00%, 09/15/17-05/01/47, total market value $8,666,940)	8,497,000	8,497,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.10%, 07/03/17, dated 06/30/17, repurchase value of $5,013,460 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 07/01/46-06/01/47, total market value $5,113,260)	5,013,000	5,013,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.13%, 07/03/17, dated 06/30/17, repurchase value of $50,986,801 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-7.50%, 11/01/17-06/01/47, total market value $52,001,640)	50,982,000	50,982,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.27%, 07/03/17, dated 06/30/17, repurchase value of $10,198,079 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-4.00%, 06/29/20-07/01/47, total market value $10,400,940)	10,197,000	10,197,000
		TOTAL REPURCHASE AGREEMENTS – (Identified cost $74,689,000)	74,689,000
	Total Investments – (95.24%) – (Identified cost $220,533,245) – (c)		220,533,245
	Other Assets Less Liabilities – (4.76%)		11,029,992
		Net Assets – (100.00%)	$231,563,237

(a)
The interest rates on floating rate securities, shown as of June 30, 2017, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

(c)	Aggregate cost for federal income tax purposes is $220,533,245.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	June 30, 2017 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (91.10%)
FINANCIALS – (87.72%)
Banks – (18.56%)
DBS Group Holdings Ltd. (Singapore)	1,599,617	$24,097,372
ICICI Bank Ltd., ADR (India)	544,161	4,881,126
JPMorgan Chase & Co.	622,544	56,900,522
PNC Financial Services Group, Inc.	230,386	28,768,300
U.S. Bancorp	937,968	48,699,298
Wells Fargo & Co.	1,020,239	56,531,443
		219,878,061
Diversified Financials – (45.12%)
Capital Markets – (23.03%)
Bank of New York Mellon Corp.	1,125,801	57,438,367
Brookfield Asset Management Inc., Class A (Canada)	533,463	20,917,084
Charles Schwab Corp.	613,968	26,376,066
Goldman Sachs Group, Inc.	191,655	42,528,245
Julius Baer Group Ltd. (Switzerland)	419,124	22,051,106
KKR & Co. L.P.	1,809,600	33,658,560
Moody's Corp.	139,915	17,024,857
S&P Global Inc.	133,493	19,488,643
State Street Corp.	370,533	33,247,926
		272,730,854
Consumer Finance – (11.56%)
American Express Co.	837,082	70,515,788
Capital One Financial Corp.	803,991	66,425,736
		136,941,524
Diversified Financial Services – (10.53%)
Berkshire Hathaway Inc., Class A *	299	76,155,300
Visa Inc., Class A	518,022	48,580,103
		124,735,403
		534,407,781
Insurance – (24.04%)
Insurance Brokers – (2.52%)
Marsh & McLennan Cos, Inc.	383,186	29,873,180
Multi-line Insurance – (5.54%)
American International Group, Inc.	266,780	16,679,086
Loews Corp.	1,045,346	48,932,646
		65,611,732
Property & Casualty Insurance – (9.23%)
Chubb Ltd.	325,348	47,299,092
Markel Corp. *	63,561	62,026,638
Trisura Group Ltd. (Canada)*	3,138	52,402
		109,378,132
Reinsurance – (6.75%)
Alleghany Corp. *	59,950	35,658,260
Everest Re Group, Ltd.	173,781	44,242,905
		79,901,165
		284,764,209
	Total Financials	1,039,050,051

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	June 30, 2017 (Unaudited)

		Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (0.02%)
Capital Goods – (0.02%)
	Brookfield Business Partners L.P. (Canada)	10,097	$273,124
		Total Industrials	273,124
INFORMATION TECHNOLOGY – (3.36%)
Software & Services – (3.36%)
	Alphabet Inc., Class A *	13,984	13,000,645
	Alphabet Inc., Class C *	21,442	19,484,988
	Cielo S.A. (Brazil)	979,995	7,276,971
		Total Information Technology	39,762,604
	TOTAL COMMON STOCK – (Identified cost $673,374,470)		1,079,085,779
SHORT-TERM INVESTMENTS – (8.87%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 07/03/17, dated 06/30/17, repurchase value of $11,953,076 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-9.00%, 09/15/17-05/01/47, total market value $12,191,040)	$11,952,000	11,952,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.10%, 07/03/17, dated 06/30/17, repurchase value of $7,051,646 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 07/01/46-06/01/47, total market value $7,192,020)	7,051,000	7,051,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.13%, 07/03/17, dated 06/30/17, repurchase value of $71,718,753 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.62%-6.00%, 03/01/20-06/01/47, total market value $73,146,240)	71,712,000	71,712,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.27%, 07/03/17, dated 06/30/17, repurchase value of $14,344,518 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-5.00%, 10/01/22-07/01/47, total market value $14,629,860)	14,343,000	14,343,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $105,058,000)		105,058,000
	Total Investments – (99.97%) – (Identified cost $778,432,470) – (a)		1,184,143,779
	Other Assets Less Liabilities – (0.03%)		390,455
	Net Assets – (100.00%)		$1,184,534,234

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $778,431,132. At June 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$405,712,647
	Unrealized depreciation		–
	Net unrealized appreciation		$405,712,647

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	June 30, 2017 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (70.13%)
CONSUMER DISCRETIONARY – (2.95%)
Retailing – (2.95%)
Amazon.com, Inc. *	6,061	$5,867,048
	Total Consumer Discretionary	5,867,048
ENERGY – (10.45%)
Apache Corp.	111,520	5,345,154
Encana Corp. (Canada)	292,108	2,570,550
EQT Midstream Partners L.P.	94,129	7,024,847
Occidental Petroleum Corp.	98,260	5,882,826
	Total Energy	20,823,377
FINANCIALS – (19.90%)
Banks – (6.21%)
JPMorgan Chase & Co.	33,973	3,105,132
U.S. Bancorp	59,715	3,100,403
Wells Fargo & Co.	111,008	6,150,953
		12,356,488
Diversified Financials – (13.69%)
Capital Markets – (3.11%)
Bank of New York Mellon Corp.	121,240	6,185,665
Consumer Finance – (6.39%)
American Express Co.	75,355	6,347,905
Capital One Financial Corp.	77,331	6,389,088
		12,736,993
Diversified Financial Services – (4.19%)
Berkshire Hathaway Inc., Class B *	49,306	8,350,957
		27,273,615
	Total Financials	39,630,103
HEALTH CARE – (9.33%)
Health Care Equipment & Services – (4.36%)
Aetna Inc.	37,110	5,634,411
UnitedHealth Group Inc.	16,493	3,058,132
		8,692,543
Pharmaceuticals, Biotechnology & Life Sciences – (4.97%)
Novartis AG, ADR (Switzerland)	52,310	4,366,316
Roche Holding AG - Genusschein (Switzerland)	21,715	5,530,090
		9,896,406
	Total Health Care	18,588,949
INDUSTRIALS – (9.12%)
Capital Goods – (9.12%)
Johnson Controls International PLC	89,907	3,898,367
Safran S.A. (France)	74,940	6,867,958
United Technologies Corp.	60,589	7,398,523
	Total Industrials	18,164,848
INFORMATION TECHNOLOGY – (11.19%)
Semiconductors & Semiconductor Equipment – (4.25%)
Applied Materials, Inc.	110,808	4,577,479
Texas Instruments Inc.	50,613	3,893,658
		8,471,137

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	June 30, 2017 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (6.94%)
Alphabet Inc., Class C *	5,566	$5,057,991
Facebook Inc., Class A *	31,857	4,809,770
Microsoft Corp.	57,421	3,958,029
		13,825,790
	Total Information Technology	22,296,927
MATERIALS – (7.19%)
LafargeHolcim Ltd. (Switzerland)	125,830	7,224,638
Monsanto Co.	21,675	2,565,453
Praxair, Inc.	34,111	4,521,413
	Total Materials	14,311,504
TOTAL COMMON STOCK – (Identified cost $118,696,750)		139,682,756
INSTITUTIONAL PREFERRED – (2.05%)
FINANCIALS – (2.05%)
Diversified Financials – (2.05%)
Capital Markets – (2.05%)
Bank of New York Mellon Corp., Series E, 4.95%, Jr. Sub. Deb. (a)(b)	3,902,000	4,074,664
TOTAL INSTITUTIONAL PREFERRED – (Identified cost $3,975,539)		4,074,664
ASSET-BACKED – (1.07%)
Avis Budget Rental Car Funding (AESOP) LLC, Series 2012-3A, Class A, 144A, 2.10%, 03/20/19 (c)	$2,118,000	2,121,647
TOTAL ASSET-BACKED – (Identified cost $2,120,701)		2,121,647
CORPORATE BONDS – (11.42%)
ENERGY – (1.51%)
Nabors Industries Inc., Sr. Notes, 5.00%, 09/15/20	3,000,000	3,000,000
	Total Energy	3,000,000
FINANCIALS – (4.29%)
Diversified Financials – (4.29%)
Capital Markets – (1.51%)
Goldman Sachs Group, Inc., Sr. Notes, 2.3132%, 04/23/20 (b)	2,960,000	3,010,604
Consumer Finance – (1.84%)
General Motors Financial Co., Inc., Sr. Notes, 2.7184%, 01/15/20 (b)	3,600,000	3,669,448
Mortgage Real Estate Investment Trusts (REITs) – (0.94%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (d)	10,210,000	1,867,582
	Total Financials	8,547,634
INDUSTRIALS – (0.55%)
Transportation – (0.55%)
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust, 4.575%, 01/15/21	1,063,194	1,106,247
	Total Industrials	1,106,247
INFORMATION TECHNOLOGY – (1.85%)
Software & Services – (1.85%)
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	3,725,000	3,694,466
	Total Information Technology	3,694,466

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	June 30, 2017 (Unaudited)

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
MATERIALS – (1.23%)
Allegheny Technologies, Inc., Sr. Notes, 5.95%, 01/15/21	$2,429,000	$2,447,218
	Total Materials	2,447,218
TELECOMMUNICATION SERVICES – (1.99%)
Verizon Communications Inc., Sr. Notes, 4.50%, 09/15/20	3,700,000	3,955,444
	Total Telecommunication Services	3,955,444
TOTAL CORPORATE BONDS – (Identified cost $28,477,947)		22,751,009
MORTGAGES – (9.25%)
Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	2,430,750	2,664,526
Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	3,002,095	3,312,972
Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21	3,553,000	3,696,115
Ginnie Mae, Series 2009-31, 4.50%, 06/20/38	2,288,281	2,355,972
Ginnie Mae, Series 2017-H06, 1.927%, 02/20/67 (b)	3,483,674	3,468,203
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016- JP2, Class A2, 2.4751%, 08/15/49	2,913,000	2,935,518
TOTAL MORTGAGES – (Identified cost $18,591,596)		18,433,306
U.S. GOVERNMENT & AGENCIES – (4.46%)
Federal Home Loan Bank, 1.25%, 06/08/18	3,000,000	2,999,484
U.S. Treasury Note/Bond, 0.625%, 06/30/18	2,990,000	2,971,313
U.S. Treasury Note/Bond, 1.125%, 06/30/21	2,990,000	2,918,053
TOTAL U.S. GOVERNMENT & AGENCIES – (Identified cost $9,006,323)		8,888,850
SHORT-TERM INVESTMENTS – (1.61%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 07/03/17, dated 06/30/17, repurchase value of $365,033 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-9.00%, 09/15/17-05/01/47, total market value $372,300)	365,000	365,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.10%, 07/03/17, dated 06/30/17, repurchase value of $216,020 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 07/01/46-06/01/47, total market value $220,320)	216,000	216,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 1.13%, 07/03/17, dated 06/30/17, repurchase value of $2,190,206 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.50%, 04/01/32-05/01/47, total market value $2,233,800)	2,190,000	2,190,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.27%, 07/03/17, dated 06/30/17, repurchase value of $438,046 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-2.993%, 09/01/43-07/01/47, total market value $446,760)	438,000	438,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,209,000)		3,209,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	June 30, 2017 (Unaudited)

	Total Investments – (99.99%) – (Identified cost $184,077,856) – (e)	$199,161,232
	Other Assets Less Liabilities – (0.01%)	23,132
	Net Assets – (100.00%)	$199,184,364

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Security is perpetual in nature with no stated maturity date.

(b)	The interest rates on variable rate securities represent the current rate as of June 30, 2017.

(c)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $2,121,647 or 1.07% of the Fund's net assets as of June 30, 2017.

(d)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

(e)	Aggregate cost for federal income tax purposes is $184,401,215. At June 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$24,343,451
	Unrealized depreciation	(9,583,434)
	Net unrealized appreciation	$14,760,017

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	June 30, 2017 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (95.73%)
INFORMATION TECHNOLOGY – (3.63%)
Software & Services – (3.63%)
InterXion Holding N.V. (Netherlands)*	164,071	$7,511,170
Total Information Technology		7,511,170
REAL ESTATE – (92.10%)
Equity Real Estate Investment Trusts (REITs) – (92.10%)
Diversified REITs – (1.20%)
Forest City Realty Trust Inc., Class A	102,639	2,480,785
Health Care REITs – (5.02%)
Ventas, Inc.	52,320	3,635,193
Welltower Inc.	90,029	6,738,671
		10,373,864
Hotel & Resort REITs – (1.67%)
Host Hotels & Resorts Inc.	189,081	3,454,510
Industrial REITs – (13.21%)
DCT Industrial Trust Inc.	89,490	4,782,346
EastGroup Properties, Inc.	35,546	2,978,755
First Industrial Realty Trust, Inc.	144,230	4,127,863
Prologis, Inc.	96,320	5,648,205
Rexford Industrial Realty, Inc.	75,858	2,081,543
Terreno Realty Corp.	228,569	7,693,632
		27,312,344
Office REITs – (13.69%)
Alexandria Real Estate Equities, Inc.	37,963	4,573,403
Boston Properties, Inc.	27,046	3,327,199
Cousins Properties, Inc.	467,086	4,105,686
Great Portland Estates PLC (United Kingdom)	532,000	4,136,632
Hudson Pacific Properties Inc.	90,170	3,082,912
SL Green Realty Corp.	32,500	3,438,500
Vornado Realty Trust	60,257	5,658,132
		28,322,464
Residential REITs – (18.55%)
American Campus Communities, Inc.	132,931	6,287,636
Apartment Investment & Management Co., Class A	74,042	3,181,585
AvalonBay Communities, Inc.	44,168	8,487,765
Camden Property Trust	22,185	1,897,039
Equity Residential	68,265	4,493,885
Essex Property Trust, Inc.	27,394	7,047,654
Mid-America Apartment Communities, Inc.	66,212	6,977,421
		38,372,985
Retail REITs – (18.77%)
Acadia Realty Trust	219,471	6,101,294
Cedar Realty Trust Inc.	200,462	972,241
DDR Corp.	90,730	822,921
Federal Realty Investment Trust	29,939	3,783,990
GGP Inc.	227,217	5,353,232
Kite Realty Group Trust	50,484	955,662
Ramco-Gershenson Properties Trust	74,500	961,050
Regency Centers Corp.	64,800	4,059,072

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	June 30, 2017 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
Equity Real Estate Investment Trusts (REITs) – (Continued)
Retail REITs – (Continued)
Retail Opportunity Investments Corp.	231,064	$4,434,118
Simon Property Group, Inc.	70,256	11,364,611
		38,808,191
Specialized REITs – (19.99%)
CatchMark Timber Trust Inc., Class A	629,616	7,158,734
Crown Castle International Corp.	51,245	5,133,724
CubeSmart	133,770	3,215,831
CyrusOne Inc.	115,538	6,441,243
Extra Space Storage Inc.	38,987	3,040,986
Life Storage, Inc.	47,570	3,524,937
Public Storage	38,071	7,938,946
Weyerhaeuser Co.	145,720	4,881,620
		41,336,021
	Total Real Estate	190,461,164
TOTAL COMMON STOCK – (Identified cost $181,977,424)		197,972,334
PREFERRED STOCK – (0.34%)
REAL ESTATE – (0.34%)
Equity Real Estate Investment Trusts (REITs) – (0.34%)
Retail REITs – (0.34%)
CBL & Associates Properties, Inc., Series D, 7.375%, Cum. Pfd.	22,265	517,884
CBL & Associates Properties, Inc., Series E, 6.625%, Cum. Pfd.	7,766	180,560
	Total Real Estate	698,444
TOTAL PREFERRED STOCK – (Identified cost $712,464)		698,444
SHORT-TERM INVESTMENTS – (3.76%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 07/03/17, dated 06/30/17, repurchase value of $884,080 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-9.00%, 09/15/17-05/01/47, total market value $901,680)	$884,000	884,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.10%, 07/03/17, dated 06/30/17, repurchase value of $522,048 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 07/01/46-06/01/47, total market value $532,440)	522,000	522,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 1.13%, 07/03/17, dated 06/30/17, repurchase value of $5,305,500 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%-4.50%, 04/20/47, total market value $5,411,100)	5,305,000	5,305,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.27%, 07/03/17, dated 06/30/17, repurchase value of $1,061,112 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-2.71%, 08/01/23-07/01/47, total market value $1,082,220)	1,061,000	1,061,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,772,000)		7,772,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	June 30, 2017 (Unaudited)

	Total Investments – (99.83%) – (Identified cost $190,461,888) – (a)	$206,442,778
	Other Assets Less Liabilities – (0.17%)	348,992
	Net Assets – (100.00%)	$206,791,770

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $190,502,354. At June 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$25,010,764
	Unrealized depreciation	(9,070,340)
	Net unrealized appreciation	$15,940,424

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At June 30, 2017 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$636,525,035	$35,459,343	$220,533,245	$1,184,143,779	$199,161,232	$206,442,778
Cash	1,752	1,766	271,054	2,793	1,802	1,186
Receivables:
Capital stock sold	2,075,258	7,832	10,929,266	6,445,280	127,269	972,940
Dividends and interest	140,911	92,106	242,745	706,296	491,078	621,541
Prepaid expenses	5,390	522	2,177	7,897	2,748	2,779
Total assets	638,748,346	35,561,569	231,978,487	1,191,306,045	199,784,129	208,041,224
LIABILITIES:
Payables:
Capital stock redeemed	4,619,229	143,670	258,653	3,634,461	381,320	1,008,679
Distributions payable	–	6,073	819	–	–	–
Investment securities purchased	5,924,642	–	–	2,002,121	–	–
Accrued custodian fees	53,800	7,650	21,556	48,734	14,000	13,267
Accrued distribution and service plan fees	184,942	13,868	–	329,044	67,470	64,000
Accrued investment advisory fee	293,209	9,501	66,623	537,189	92,458	98,038
Accrued transfer agent fees	104,932	14,141	38,913	219,555	37,173	50,380
Other accrued expenses	9,998	3,875	10,071	707	7,344	15,090
Due to Adviser	–	–	18,615	–	–	–
Total liabilities	11,190,752	198,778	415,250	6,771,811	599,765	1,249,454
NET ASSETS	$627,557,594	$35,362,791	$231,563,237	$1,184,534,234	$199,184,364	$206,791,770
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$187,380	$65,857	$2,315,632	$250,061	$53,983	$51,899
Additional paid-in capital	471,369,788	40,635,493	229,218,103	772,513,401	217,576,147	184,815,495
Undistributed net investment income (loss)	1,200,068	(17,756)	29,502	3,136,505	508,088	2,318,032
Accumulated net realized gains (losses) from investments and foreign currency transactions	1,686,553	(5,360,771)	–	2,922,955	(34,039,076)	3,625,089
Net unrealized appreciation on investments and foreign currency transactions	153,113,805	39,968	–	405,711,312	15,085,222	15,981,255
Net Assets	$627,557,594	$35,362,791	$231,563,237	$1,184,534,234	$199,184,364	$206,791,770
*Including:
Cost of investments	$483,410,922	$35,419,375	$220,533,245	$778,432,470	$184,077,856	$190,461,888
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	74,689,000	–	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At June 30, 2017 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$303,734,928	$26,066,833		$213,445,245	$565,709,425	$95,017,801	$139,870,310
Shares outstanding	8,917,968	4,854,539		213,445,245	11,765,136	2,580,496	3,520,364
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$34.06	$5.37		$1.00	$48.08	$36.82	$39.73
Maximum offering price per share (100/95.25 of net asset value)†	$35.76	$5.64	$	NA	$50.48	$38.66	$41.71
CLASS B SHARES:
Net assets	$859,184	$523,276		$4,210,737	$1,493,721	$1,074,384	$1,399,095
Shares outstanding	33,406	98,835		4,210,737	39,019	29,624	35,736
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$25.72	$5.29		$1.00	$38.28	$36.27	$39.15
CLASS C SHARES:
Net assets	$98,161,468	$6,062,380		$4,622,757	$159,647,320	$37,550,298	$18,875,832
Shares outstanding	3,484,172	1,131,639		4,622,757	3,966,765	1,016,093	475,163
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$28.17	$5.36		$1.00	$40.25	$36.96	$39.72
CLASS Y SHARES:
Net assets	$224,802,014	$2,710,302		$9,284,498	$457,683,768	$65,541,881	$46,646,533
Shares outstanding	6,302,477	500,711		9,284,498	9,235,137	1,772,114	1,158,617
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$35.67	$5.41		$1.00	$49.56	$36.99	$40.26

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the six months ended June 30, 2017 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$3,055,859	$–	$–	$7,520,916	$1,739,355	$3,525,588
Interest	148,880	331,299	913,979	484,912	683,612	29,194
Net securities lending fees	39,793	–	–	1,575	–	–
Total income	3,244,532	331,299	913,979	8,007,403	2,422,967	3,554,782
Expenses:
Investment advisory fees (Note 3)	1,695,230	57,895	519,292	2,994,745	553,353	574,251
Custodian fees	90,311	15,695	43,361	99,159	28,211	26,009
Transfer agent fees:
Class A	149,996	31,336	86,760	341,667	64,341	97,025
Class B	4,279	2,626	1,759	4,273	3,278	3,279
Class C	56,516	10,279	2,009	89,734	24,232	18,562
Class Y	91,719	3,392	4,112	223,228	12,802	17,317
Audit fees	11,927	9,812	11,926	18,447	12,514	16,333
Legal fees	7,467	487	2,862	13,068	2,481	2,608
Accounting fees (Note 3)	7,998	1,002	3,000	15,000	4,500	4,002
Reports to shareholders	26,250	3,900	6,750	47,250	10,125	11,250
Directors' fees and expenses	33,737	4,897	14,543	58,163	12,931	13,368
Registration and filing fees	45,000	30,562	34,499	62,001	30,000	30,000
Excise tax expense (Note 1)	–	–	1,659	–	–	–
Expenses recaptured by Adviser (Note 3)	–	–	58,743	–	–	–
Miscellaneous	17,659	8,059	7,531	21,767	11,061	11,882
Distribution and service plan fees (Note 3):
Class A	324,017	29,714	–	673,917	113,487	135,729
Class B	5,824	3,297	–	8,664	5,916	7,639
Class C	529,562	41,205	–	760,324	220,972	103,716
Total expenses	3,097,492	254,158	798,806	5,431,407	1,110,204	1,072,970
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(62,195)	–	–	–
Net expenses	3,097,492	254,158	736,611	5,431,407	1,110,204	1,072,970
Net investment income	147,040	77,141	177,368	2,575,996	1,312,763	2,481,812
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	(2,086,648)	(30,991)	–	(6,968,679)	4,358,172	2,403,774
Foreign currency transactions	2,927	–	–	(19,831)	2,755	(2,068)
Net realized gain (loss)	(2,083,721)	(30,991)	–	(6,988,510)	4,360,927	2,401,706
Net change in unrealized appreciation (depreciation)	61,868,530	157,416	–	86,071,488	8,358,996	722,139
Net realized and unrealized gain on investments and foreign currency transactions	59,784,809	126,425	–	79,082,978	12,719,923	3,123,845
Net increase in net assets resulting from operations	$59,931,849	$203,566	$177,368	$81,658,974	$14,032,686	$5,605,657

*Net of foreign taxes withheld of	$56,687	$–	$–	$30,705	$72,085	$19,309

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the six months ended June 30, 2017 (Unaudited)

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$147,040	$77,141	$177,368	$2,575,996	$1,312,763	$2,481,812
Net realized gain (loss) from investments and foreign currency transactions	(2,083,721)	(30,991)	–	(6,988,510)	4,360,927	2,401,706
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	61,868,530	157,416	–	86,071,488	8,358,996	722,139
Net increase in net assets resulting from operations	59,931,849	203,566	177,368	81,658,974	14,032,686	5,605,657
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(76,710)	(162,828)	–	(410,426)	(647,159)
Class B	–	–	(3,296)	–	–	–
Class C	–	–	(3,827)	–	(33,843)	(7,162)
Class Y	–	(11,951)	(7,417)	–	(392,934)	(261,174)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(1,267,259)	(3,459,552)	(28,917,458)	16,558,318	(6,731,633)	(16,035,753)
Class B	(636,929)	(342,127)	(451,369)	(429,620)	(253,688)	(284,921)
Class C	(18,560,395)	(3,252,560)	(1,264,283)	8,297,245	(15,740,418)	(3,880,049)
Class Y	(17,227,958)	(955,614)	(596,990)	95,698,376	(512,678)	1,299,371
Total increase (decrease) in net assets	22,239,308	(7,894,948)	(31,230,100)	201,783,293	(10,042,934)	(14,211,190)
NET ASSETS:
Beginning of period	605,318,286	43,257,739	262,793,337	982,750,941	209,227,298	221,002,960
End of period*	$627,557,594	$35,362,791	$231,563,237	$1,184,534,234	$199,184,364	$206,791,770
*Including undistributed net investment income (loss) of	$1,200,068	$(17,756)	$29,502	$3,136,505	$508,088	$2,318,032

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2016

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(300,168)	$57,197	$169,275	$5,504,255	$2,096,086	$2,441,625
Net realized gain (loss) from investments and foreign currency transactions	18,916,874	218,826	–	92,112,220	(18,476,852)	12,975,476
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	52,123,410	(392,215)	–	15,831,303	35,451,731	7,381,711
Net increase (decrease) in net assets resulting from operations	70,740,116	(116,192)	169,275	113,447,778	19,070,965	22,798,812
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(201,505)	(155,387)	(3,143,719)	(1,429,158)	(2,648,235)
Class B	–	–	(4,195)	–	(2,306)	(9,589)
Class C	–	–	(5,894)	–	(165,780)	(169,488)
Class Y	–	(74,343)	(3,799)	(2,538,683)	(819,780)	(801,638)
Realized gains from investment transactions:
Class A	(6,633,515)	–	–	(4,986,588)	–	–
Class B	(46,253)	–	–	(23,775)	–	–
Class C	(2,977,709)	–	–	(1,642,194)	–	–
Class Y	(4,859,660)	–	–	(3,114,118)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(21,279,752)	(1,006,533)	36,672,585	(154,776,228)	(85,748,807)	(38,807,618)
Class B	(1,548,687)	(702,369)	(939,156)	(828,556)	(885,791)	(353,314)
Class C	(6,479,353)	(3,810,610)	(4,395,210)	16,007,153	(22,471,690)	(3,387,888)
Class Y	38,940,659	(10,514,571)	6,304,191	109,363,377	(4,179,602)	2,440,461
Total increase (decrease) in net assets	65,855,846	(16,426,123)	37,642,410	67,764,447	(96,631,949)	(20,938,497)
NET ASSETS:
Beginning of year	539,462,440	59,683,862	225,150,927	914,986,494	305,859,247	241,941,457
End of year*	$605,318,286	$43,257,739	$262,793,337	$982,750,941	$209,227,298	$221,002,960
*Including undistributed net investment income (loss) of	$1,053,028	$(6,236)	$29,502	$560,509	$32,528	$751,715

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
June 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940 ("1940 Act") as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 1940 Act. Davis Real Estate Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively "Funds"):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively "U.S. Government Securities"), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund's portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities ("junk bonds"). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of June 30, 2017, the value of defaulted securities amounted to $1,867,582 (cost: $7,650,174) or 0.94% of the Fund's net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. After July 28, 2017, exchanges of Class B shares of the Funds with other Davis Funds were no longer permitted. Class B shares will be closed by conversion into Class A shares no later than August 31, 2017. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2017 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$101,471,921	$–	$–	$–	$5,867,048	$–
Energy	89,144,900	–	–	–	20,823,377	–
Financials	96,679,524	–	–	1,039,050,051	39,630,103	–
Health Care	54,942,432	–	–	–	18,588,949	–
Industrials	82,289,261	–	–	273,124	18,164,848	–
Information Technology	121,261,068	–	–	39,762,604	22,296,927	7,511,170
Materials	8,052,293	–	–	–	14,311,504	–
Real Estate	–	–	–	–	–	191,159,608
Total Level 1	553,841,399	–	–	1,079,085,779	139,682,756	198,670,778
Level 2 – Other Significant
Observable Inputs:
Equity securities:
Financials	–	–	–	–	4,074,664	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	34,782,343	–	–	27,322,156	–
Short-term	–	–	145,844,245	–	–	–
Asset-backed securities	–	–	–	–	2,121,647	–
Corporate debt securities	–	–	–	–	22,751,009	–
Short-term securities	30,685,000	677,000	74,689,000	105,058,000	3,209,000	7,772,000
Total Level 2	30,685,000	35,459,343	220,533,245	105,058,000	59,478,476	7,772,000
Level 3 – Significant Unobservable
Inputs:
Equity securities:
Consumer Discretionary	51,885,817	–	–	–	–	–
Information Technology	112,819	–	–	–	–	–
Total Level 3	51,998,636	–	–	–	–	–
Total Investments	$636,525,035	$35,459,343	$220,533,245	$1,184,143,779	$199,161,232	$206,442,778

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2017.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2017:

Davis Opportunity Fund
Investment Securities:
Beginning balance	$44,027,368
Cost of purchases	2,681,524
Net change in unrealized appreciation (depreciation)	5,289,744
Ending balance	$51,998,636

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2017 and included in the change in net assets for the period	$5,289,744

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
						Impact to
	Investments	Fair Value at	Valuation	Unobservable		Valuation from
Fund	at Value	June 30, 2017	Technique	Input(s)	Amount(s)	an Increase in Input
Davis Opportunity Fund	Common Stock	$112,819	Discounted Cash Flow	Annualized Yield	2.44%	Decrease

Davis Opportunity Fund	Preferred Stock	23,877,070	Market Approach	Transaction Price	$50.9321	Increase

Davis Opportunity Fund	Preferred Stock	14,028,751	Market Approach	Transaction Price	$4.8191	Increase

Davis Opportunity Fund	Preferred Stock	13,979,996	Market Approach	Transaction Price Conversion Price Adjustment	$3.8607 3.32%	Increase Decrease
		$51,998,636

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The "Impact to Valuation" represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2016 excise tax liability of $1,659 during the six months ended June 30, 2017. The Adviser analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and concluded that as of June 30, 2017, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2016, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
		Davis	Davis
	Davis	Government	Appreciation
	Government	Money Market	& Income
	Bond Fund	Fund	Fund
Expiring
12/31/2017	$354,514	$972	$–
12/31/2018	625,163	887	16,831,845

No Expiration
Short-term	2,560,039	–	1,790,113
Long-term	1,790,069	–	19,454,689
Total	$5,329,785	$1,859	$38,076,647

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, in-kind redemptions, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors' deferred compensation, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2017 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$70,582,979	$2,001,563	$204,228,892	$28,805,434	$20,528,852
Proceeds from sales	64,879,161	2,218,428	18,771,507	42,843,764	31,674,172

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of June 30, 2017, a related shareholder's investment in Davis Government Money Market Fund represents 47% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets.

Prior to May 1, 2017, the annual rate for Davis Government Money Market Fund was 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million. Effective May 1, 2017, the Adviser reduced the annual rate for the Fund to 0.30% of the average net assets. Advisory fees (before any waivers) paid during the six months ended June 30, 2017 approximated 0.44% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Six months ended June 30, 2017 (Unaudited)
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$20,711	$3,997	$7,882	$57,239	$9,538	$14,795
Accounting fees paid to Adviser	7,998	1,002	3,000	15,000	4,500	4,002

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund's expenses such that investment income will not be less than zero until May 1, 2018. During the six months ended June 30, 2017, such waivers and reimbursements amounted to $62,195.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund's net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund's future yield. As of June 30, 2017, reimbursed amounts eligible for recapture were as follows:

	Expiring	Expiring
	12/31/2017	12/31/2018
Amount eligible for recapture	$109,219	$178,051

The Adviser recaptured $58,743 of previously reimbursed expenses during the six months ended June 30, 2017.

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - (Continued)

	Six months ended June 30, 2017 (Unaudited)
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B	$4,355	$2,468	$6,475	$4,446	$5,731
Class C	397,172	30,904	570,243	165,729	77,787
Service fees:
Class A	324,017	29,714	673,917	113,487	135,729
Class B	1,469	829	2,189	1,470	1,908
Class C	132,390	10,301	190,081	55,243	25,929

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Six months ended June 30, 2017 (Unaudited)
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$16,997	$448	$130,377	$2,082	$3,734
Class A commissions re-allowed to investment dealers	97,019	2,267	749,962	11,519	20,144
Total commissions earned on sales of Class A	$114,016	$2,715	$880,339	$13,601	$23,878
Commission advances by the Distributor on the sale of:
Class C	$45,506	$326	$312,329	$6,127	$1,348
CDSCs received by the Distributor from:
Class B	1,081	2,675	1,667	1,369	1,774
Class C	2,924	240	7,056	679	265

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2017, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 5.1 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017. Transactions in capital stock were as follows:

	Six months ended June 30, 2017 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,065,589	–	(1,112,749)	(47,160)
Class B	2,302	–	(28,095)	(25,793)
Class C	169,030	–	(837,576)	(668,546)
Class Y	1,363,198	–	(1,876,981)	(513,783)
Value: Class A	$34,898,513	$–	$(36,165,772)	$(1,267,259)
Class B	56,695	–	(693,624)	(636,929)
Class C	4,521,123	–	(23,081,518)	(18,560,395)
Class Y	46,171,248	–	(63,399,206)	(17,227,958)

Davis Government Bond Fund
Shares: Class A	1,236,641	13,109	(1,894,981)	(645,231)
Class B	–	–	(64,505)	(64,505)
Class C	138,231	–	(744,591)	(606,360)
Class Y	118,033	1,929	(296,822)	(176,860)
Value: Class A	$6,636,170	$70,348	$(10,166,070)	$(3,459,552)
Class B	–	–	(342,127)	(342,127)
Class C	740,530	–	(3,993,090)	(3,252,560)
Class Y	638,641	10,432	(1,604,687)	(955,614)

Davis Government Money Market Fund
Shares: Class A	111,504,431	161,216	(140,583,105)	(28,917,458)
Class B	164,607	2,797	(618,773)	(451,369)
Class C	939,402	3,603	(2,207,288)	(1,264,283)
Class Y	9,142,740	7,417	(9,747,147)	(596,990)
Value: Class A	$111,504,431	$161,216	$(140,583,105)	$(28,917,458)
Class B	164,607	2,797	(618,773)	(451,369)
Class C	939,402	3,603	(2,207,288)	(1,264,283)
Class Y	9,142,740	7,417	(9,747,147)	(596,990)

Davis Financial Fund
Shares: Class A	2,110,066	–	(1,752,339)	357,727
Class B	3,527	–	(14,926)	(11,399)
Class C	847,720	–	(635,946)	211,774
Class Y	3,087,966	–	(1,086,847)	2,001,119
Value: Class A	$97,654,539	$–	$(81,096,221)	$16,558,318
Class B	130,122	–	(559,742)	(429,620)
Class C	33,034,572	–	(24,737,327)	8,297,245
Class Y	147,546,079	–	(51,847,703)	95,698,376

Davis Appreciation & Income Fund
Shares: Class A	177,944	10,547	(381,425)	(192,934)
Class B	1,518	–	(8,675)	(7,157)
Class C	24,955	885	(462,459)	(436,619)
Class Y	161,292	10,417	(186,822)	(15,113)
Value: Class A	$6,504,691	$383,030	$(13,619,354)	$(6,731,633)
Class B	53,708	–	(307,396)	(253,688)
Class C	894,903	32,042	(16,667,363)	(15,740,418)
Class Y	5,834,900	379,955	(6,727,533)	(512,678)

Davis Real Estate Fund
Shares: Class A	151,604	12,047	(578,134)	(414,483)
Class B	–	–	(7,400)	(7,400)
Class C	11,409	175	(110,711)	(99,127)
Class Y	93,778	5,247	(67,512)	31,513
Value: Class A	$5,893,521	$474,568	$(22,403,842)	$(16,035,753)
Class B	–	–	(284,921)	(284,921)
Class C	444,460	6,882	(4,331,391)	(3,880,049)
Class Y	3,743,104	209,562	(2,653,295)	1,299,371

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2016
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,454,863	192,968	(2,422,604)*	(774,773)
Class B	2,791	1,906	(74,306)	(69,609)
Class C	595,482	110,746	(1,000,412)	(294,184)
Class Y	3,737,955	142,092	(2,890,730)	989,317
Value: Class A	$42,867,621	$6,084,255	$(70,231,628)*	$(21,279,752)
Class B	61,421	45,752	(1,655,860)	(1,548,687)
Class C	14,729,049	2,900,444	(24,108,846)	(6,479,353)
Class Y	116,526,618	4,684,769	(82,270,728)	38,940,659

Davis Government Bond Fund
Shares: Class A	3,696,572	34,574	(3,923,817)	(192,671)
Class B	53,594	–	(184,314)	(130,720)
Class C	563,632	–	(1,268,771)	(705,139)
Class Y	342,960	12,872	(2,284,020)	(1,928,188)
Value: Class A	$20,017,699	$186,988	$(21,211,220)	$(1,006,533)
Class B	288,164	–	(990,533)	(702,369)
Class C	3,048,387	–	(6,858,997)	(3,810,610)
Class Y	1,870,767	70,262	(12,455,600)	(10,514,571)

Davis Government Money Market Fund
Shares: Class A	288,345,519	153,199	(251,826,133)	36,672,585
Class B	275,571	3,642	(1,218,369)	(939,156)
Class C	3,136,336	5,523	(7,537,069)	(4,395,210)
Class Y	9,850,391	3,797	(3,549,997)	6,304,191
Value: Class A	$288,345,519	$153,199	$(251,826,133)	$36,672,585
Class B	275,571	3,642	(1,218,369)	(939,156)
Class C	3,136,336	5,523	(7,537,069)	(4,395,210)
Class Y	9,850,391	3,797	(3,549,997)	6,304,191

Davis Financial Fund
Shares: Class A	4,015,146	154,110	(8,235,677)*	(4,066,421)
Class B	9,110	552	(35,226)	(25,564)
Class C	1,238,280	40,508	(849,211)	429,577
Class Y	4,789,505	109,417	(2,418,542)	2,480,380
Value: Class A	$165,666,933	$6,930,340	$(327,373,501)*	$(154,776,228)
Class B	280,916	19,905	(1,129,377)	(828,556)
Class C	42,773,479	1,530,803	(28,297,129)	16,007,153
Class Y	200,453,420	5,063,817	(96,153,860)	109,363,377

Davis Appreciation & Income Fund
Shares: Class A	306,704	41,207	(2,959,837)*	(2,611,926)
Class B	1,586	63	(29,020)	(27,371)
Class C	209,303	4,522	(947,263)	(733,438)
Class Y	302,181	23,467	(456,910)	(131,262)
Value: Class A	$10,199,363	$1,358,842	$(97,307,012)*	$(85,748,807)
Class B	50,688	2,145	(938,624)	(885,791)
Class C	7,072,377	153,820	(29,697,887)	(22,471,690)
Class Y	9,935,536	785,533	(14,900,671)	(4,179,602)

Davis Real Estate Fund
Shares: Class A	232,636	52,517	(1,271,899)*	(986,746)
Class B	1,116	216	(10,570)	(9,238)
Class C	57,891	4,207	(153,431)	(91,333)
Class Y	252,683	18,211	(218,144)	52,750
Value: Class A	$9,042,498	$2,034,095	$(49,884,211)*	$(38,807,618)
Class B	43,173	8,131	(404,618)	(353,314)
Class C	2,193,884	161,062	(5,742,834)	(3,387,888)
Class Y	10,150,435	716,038	(8,426,012)	2,440,461

* Includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
June 30, 2017 (Unaudited)

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the six months ended June 30, 2017.

NOTE 6 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2017, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $51,998,636 or 8.29% of the Fund's net assets as of June 30, 2017. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of June 30, 2017
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$0.9715

Davis Opportunity Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	416,153	$27.7507	$50.9321

Davis Opportunity Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	52,649	$50.9321	$50.9321

Davis Opportunity Fund	Grab Inc., Series F, Pfd.	08/24/16	2,911,103	$4.8191	$4.8191

Davis Opportunity Fund	Internet Plus Holdings Ltd., Series A-10, Pfd.	01/29/15	3,745,277	$3.0921	$3.7327

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Funds' prospectus, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from accumulated net realized gains (losses) from investments to additional paid-in capital on the Statements of Assets and Liabilities.

During the year ended December 31, 2016, Davis Opportunity Fund Class A shareholders (including related parties) redeemed 180,324 shares in exchange for portfolio securities valued at $5,285,302. Davis Financial Fund Class A shareholders (including related parties) redeemed 4,110,844 shares in exchange for portfolio securities valued at $163,644,096. Davis Appreciation & Income Fund Class A shareholders (including related parties) redeemed 1,651,009 shares in exchange for portfolio securities valued at $54,714,432. Davis Real Estate Fund Class A shareholders (including related parties) redeemed 473,645 shares in exchange for portfolio securities valued at $19,386,301. The Funds realized a gain of $1,682,317, $73,145,402, $2,647,682, and $3,735,152, respectively.

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Six months ended June 30, 2017[d]	$30.90	$0.02[e]	$3.14	$3.16
Year ended December 31, 2016	$27.45	$0.01[e]	$4.20	$4.21
Year ended December 31, 2015	$31.73	$0.01[e]	$1.59	$1.60
Year ended December 31, 2014	$33.20	$– [e,g]	$2.36	$2.36
Year ended December 31, 2013	$23.42	$0.10[e]	$9.74	$9.84
Year ended December 31, 2012	$21.16	$0.19[e]	$2.39	$2.58
Davis Opportunity Fund Class B:
Six months ended June 30, 2017[d]	$23.51	$(0.16)[e]	$2.37	$2.21
Year ended December 31, 2016	$21.28	$(0.23)[e]	$3.22	$2.99
Year ended December 31, 2015	$26.11	$(0.26)[e]	$1.31	$1.05
Year ended December 31, 2014	$28.22	$(0.28)[e]	$1.98	$1.70
Year ended December 31, 2013	$20.05	$(0.14)[e]	$8.31	$8.17
Year ended December 31, 2012	$18.13	$(0.03)[e]	$2.03	$2.00
Davis Opportunity Fund Class C:
Six months ended June 30, 2017[d]	$25.66	$(0.09)[e]	$2.60	$2.51
Year ended December 31, 2016	$23.08	$(0.18)[e]	$3.52	$3.34
Year ended December 31, 2015	$27.79	$(0.22)[e]	$1.39	$1.17
Year ended December 31, 2014	$29.74	$(0.24)[e]	$2.10	$1.86
Year ended December 31, 2013	$21.10	$(0.11)[e]	$8.75	$8.64
Year ended December 31, 2012	$19.08	$0.01[e]	$2.14	$2.15
Davis Opportunity Fund Class Y:
Six months ended June 30, 2017[d]	$32.32	$0.06[e]	$3.29	$3.35
Year ended December 31, 2016	$28.61	$0.07[e]	$4.40	$4.47
Year ended December 31, 2015	$32.77	$0.08[e]	$1.64	$1.72
Year ended December 31, 2014	$34.17	$0.09[e]	$2.43	$2.52
Year ended December 31, 2013	$24.09	$0.17[e]	$10.04	$10.21
Year ended December 31, 2012	$21.77	$0.24[e]	$2.47	$2.71
Davis Government Bond Fund Class A:
Six months ended June 30, 2017[d]	$5.35	$0.02[e]	$0.02	$0.04
Year ended December 31, 2016	$5.40	$0.01[e]	$(0.02)	$(0.01)
Year ended December 31, 2015	$5.42	$0.01[e]	$0.01	$0.02
Year ended December 31, 2014	$5.42	$0.04[e]	$0.02	$0.06
Year ended December 31, 2013	$5.55	$(0.02)[e]	$(0.06)	$(0.08)
Year ended December 31, 2012	$5.60	$0.02[e]	$0.02	$0.04
Davis Government Bond Fund Class B:
Six months ended June 30, 2017[d]	$5.30	$(0.02)[e]	$0.01	$(0.01)
Year ended December 31, 2016	$5.37	$(0.04)[e]	$(0.03)	$(0.07)
Year ended December 31, 2015	$5.40	$(0.03)[e]	$–	$(0.03)
Year ended December 31, 2014	$5.39	$(0.01)[e]	$0.03	$0.02
Year ended December 31, 2013	$5.53	$(0.07)[e]	$(0.07)	$(0.14)
Year ended December 31, 2012	$5.58	$(0.03)[e]	$0.02	$(0.01)

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$–	$–	$–	$34.06	10.23%	$303,735	0.96%[f]	0.96%[f]	0.09%[f]	11%
$–	$(0.76)	$–	$(0.76)	$30.90	15.26%	$277,040	0.95%	0.95%	0.03%	61%
$–	$(5.88)	$–	$(5.88)	$27.45	4.91%	$267,348	0.96%	0.96%	0.02%	39%
$(0.02)	$(3.81)	$–	$(3.83)	$31.73	7.31%[h]	$305,755	0.97%	0.97%	0.01%	40%
$(0.06)	$–	$–	$(0.06)	$33.20	42.03%[h]	$311,241	0.98%	0.98%	0.34%	47%
$(0.32)	$–	$–	$(0.32)	$23.42	12.18%	$220,539	1.02%	1.02%	0.83%	19%

$–	$–	$–	$–	$25.72	9.40%	$859	2.37%[f]	2.37%[f]	(1.32)%[f]	11%
$–	$(0.76)	$–	$(0.76)	$23.51	13.95%	$1,391	2.11%	2.10%	(1.12)%	61%
$–	$(5.88)	$–	$(5.88)	$21.28	3.85%	$2,740	1.98%	1.98%	(1.00)%	39%
$–	$(3.81)	$–	$(3.81)	$26.11	6.25%[h]	$4,158	1.92%	1.92%	(0.94)%	40%
$–	$–	$–	$–	$28.22	40.75%[h]	$7,228	1.95%	1.95%	(0.63)%	47%
$(0.08)	$–	$–	$(0.08)	$20.05	11.03%	$8,546	2.01%	2.01%	(0.16)%	19%

$–	$–	$–	$–	$28.17	9.78%	$98,161	1.73%[f]	1.73%[f]	(0.68)%[f]	11%
$–	$(0.76)	$–	$(0.76)	$25.66	14.38%	$106,562	1.75%	1.74%	(0.76)%	61%
$–	$(5.88)	$–	$(5.88)	$23.08	4.05%	$102,653	1.75%	1.75%	(0.77)%	39%
$–	$(3.81)	$–	$(3.81)	$27.79	6.47%[h]	$103,635	1.75%	1.75%	(0.77)%	40%
$–	$–	$–	$–	$29.74	40.95%[h]	$100,034	1.78%	1.78%	(0.46)%	47%
$(0.13)	$–	$–	$(0.13)	$21.10	11.23%	$76,682	1.82%	1.82%	0.03%	19%

$–	$–	$–	$–	$35.67	10.37%	$224,802	0.71%[f]	0.71%[f]	0.34%[f]	11%
$–	$(0.76)	$–	$(0.76)	$32.32	15.55%	$220,325	0.71%	0.70%	0.28%	61%
$–	$(5.88)	$–	$(5.88)	$28.61	5.12%	$166,721	0.73%	0.73%	0.25%	39%
$(0.11)	$(3.81)	$–	$(3.92)	$32.77	7.58%[h]	$169,390	0.72%	0.72%	0.26%	40%
$(0.13)	$–	$–	$(0.13)	$34.17	42.40%[h]	$104,297	0.74%	0.74%	0.58%	47%
$(0.39)	$–	$–	$(0.39)	$24.09	12.40%	$61,172	0.77%	0.77%	1.08%	19%

$(0.02)	$–	$–	$(0.02)	$5.37	0.66%	$26,067	1.14%[f]	1.14%[f]	0.58%[f]	5%
$(0.04)	$–	$–	$(0.04)	$5.35	(0.26)%	$29,442	1.03%	0.97%	0.26%	65%
$(0.04)	$–	$–	$(0.04)	$5.40	0.38%	$30,733	1.05%	1.05%	0.25%	25%
$(0.06)	$–	$–	$(0.06)	$5.42	1.14%	$43,232	0.90%	0.90%	0.64%	53%
$(0.05)	$–	$–	$(0.05)	$5.42	(1.52)%	$58,280	0.81%	0.81%	(0.41)%	26%
$(0.09)	$–	$–	$(0.09)	$5.55	0.67%	$95,888	0.70%	0.70%	0.27%	28%

$–	$–	$–	$–	$5.29	(0.19)%	$523	2.49%[f]	2.49%[f]	(0.77)%[f]	5%
$–	$–	$–	$–	$5.30	(1.30)%	$866	2.10%	2.05%	(0.82)%	65%
$–[g]	$–	$–	$–[g]	$5.37	(0.52)%	$1,578	1.92%	1.92%	(0.62)%	25%
$(0.01)	$–	$–	$(0.01)	$5.40	0.33%	$2,207	1.80%	1.80%	(0.26)%	53%
$–	$–	$–	$–	$5.39	(2.53)%	$3,409	1.72%	1.72%	(1.32)%	26%
$(0.04)	$–	$–	$(0.04)	$5.53	(0.20)%	$7,707	1.63%	1.63%	(0.66)%	28%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class C:
Six months ended June 30, 2017[d]	$5.35	$(0.01)[e]	$0.02	$0.01
Year ended December 31, 2016	$5.40	$(0.03)[e]	$(0.02)	$(0.05)
Year ended December 31, 2015	$5.42	$(0.02)[e]	$–	$(0.02)
Year ended December 31, 2014	$5.42	$(0.01)[e]	$0.03	$0.02
Year ended December 31, 2013	$5.55	$(0.07)[e]	$(0.06)	$(0.13)
Year ended December 31, 2012	$5.60	$(0.03)[e]	$0.02	$(0.01)
Davis Government Bond Fund Class Y:
Six months ended June 30, 2017[d]	$5.40	$0.02[e]	$0.01	$0.03
Year ended December 31, 2016	$5.44	$0.03[e]	$(0.02)	$0.01
Year ended December 31, 2015	$5.47	$0.04[e]	$–	$0.04
Year ended December 31, 2014	$5.46	$0.06[e]	$0.03	$0.09
Year ended December 31, 2013	$5.60	$–[e,g]	$(0.07)	$(0.07)
Year ended December 31, 2012	$5.64	$0.03[e]	$0.03	$0.06
Davis Government Money Market Fund Class A, B, C, and Y:
Six months ended June 30, 2017[d]	$1.000	$0.001	$–	$0.001
Year ended December 31, 2016	$1.000	$0.001	$–	$0.001
Year ended December 31, 2015	$1.000	$0.001	$–	$0.001
Year ended December 31, 2014	$1.000	$–[j]	$–	$–[j]
Year ended December 31, 2013	$1.000	$–[j]	$–	$–[j]
Year ended December 31, 2012	$1.000	$–[j]	$–	$–[j]
Davis Financial Fund Class A:
Six months ended June 30, 2017[d]	$44.57	$0.11[e]	$3.40	$3.51
Year ended December 31, 2016	$39.39	$0.29[e]	$5.64	$5.93
Year ended December 31, 2015	$39.59	$0.23[e]	$0.46	$0.69
Year ended December 31, 2014	$39.20	$0.29[e]	$4.80	$5.09
Year ended December 31, 2013	$30.41	$0.29[e]	$9.26	$9.55
Year ended December 31, 2012	$26.36	$0.28[e]	$4.51	$4.79
Davis Financial Fund Class B:
Six months ended June 30, 2017[d]	$35.68	$(0.12)[e]	$2.72	$2.60
Year ended December 31, 2016	$31.78	$(0.13)[e]	$4.49	$4.36
Year ended December 31, 2015	$32.28	$(0.15)[e]	$0.35	$0.20
Year ended December 31, 2014	$32.82	$(0.11)[e]	$3.99	$3.88
Year ended December 31, 2013	$25.70	$(0.08)[e]	$7.77	$7.69
Year ended December 31, 2012	$22.35	$(0.05)[e]	$3.81	$3.76
Davis Financial Fund Class C:
Six months ended June 30, 2017[d]	$37.44	$(0.05)[e]	$2.86	$2.81
Year ended December 31, 2016	$33.22	$(0.04)[e]	$4.72	$4.68
Year ended December 31, 2015	$33.63	$(0.11)[e]	$0.40	$0.29
Year ended December 31, 2014	$33.97	$(0.06)[e]	$4.14	$4.08
Year ended December 31, 2013	$26.53	$(0.04)[e]	$8.05	$8.01
Year ended December 31, 2012	$23.06	$0.01[e]	$3.92	$3.93

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$–	$–	$–	$5.36	0.19%	$6,062	1.94%[f]	1.94%[f]	(0.22)%[f]	5%
$–	$–	$–	$–	$5.35	(0.93)%	$9,294	1.81%	1.75%	(0.52)%	65%
$–[g]	$–	$–	$–[g]	$5.40	(0.29)%	$13,193	1.75%	1.75%	(0.45)%	25%
$(0.02)	$–	$–	$(0.02)	$5.42	0.31%	$10,113	1.69%	1.69%	(0.15)%	53%
$–[g]	$–	$–	$–[g]	$5.42	(2.34)%	$13,973	1.63%	1.63%	(1.23)%	26%
$(0.04)	$–	$–	$(0.04)	$5.55	(0.15)%	$23,673	1.57%	1.57%	(0.60)%	28%

$(0.02)	$–	$–	$(0.02)	$5.41	0.58%	$2,710	0.91%[f]	0.91%[f]	0.81%[f]	5%
$(0.05)	$–	$–	$(0.05)	$5.40	0.20%	$3,656	0.71%	0.65%	0.58%	65%
$(0.07)	$–	$–	$(0.07)	$5.44	0.68%	$14,180	0.57%	0.57%	0.73%	25%
$(0.08)	$–	$–	$(0.08)	$5.47	1.73%	$26,925	0.50%	0.50%	1.04%	53%
$(0.07)	$–	$–	$(0.07)	$5.46	(1.34)%	$25,409	0.47%	0.47%	(0.07)%	26%
$(0.10)	$–	$–	$(0.10)	$5.60	1.11%	$23,999	0.44%	0.44%	0.53%	28%

$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$231,563	0.67%[f,i]	0.62%[f,i]	0.15%[f]	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$262,793	0.70%	0.38%	0.08%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$225,151	0.70%	0.10%	0.06%	NA
$–[j]	$–	$–	$–[j]	$1.000	0.03%	$234,337	0.62%	0.07%	0.04%	NA
$–[j]	$–	$–	$–[j]	$1.000	0.04%	$334,405	0.64%	0.09%	0.04%	NA
$–[j]	$–	$–	$–[j]	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA

$–	$–	$–	$–	$48.08	7.88%	$565,709	0.99%[f]	0.99%[f]	0.48%[f]	2%
$(0.29)	$(0.46)	$–	$(0.75)	$44.57	15.04%	$508,457	0.92%	0.92%	0.72%	17%
$(0.19)	$(0.70)	$–	$(0.89)	$39.39	1.74%	$609,519	0.86%	0.86%	0.58%	5%
$(0.28)	$(4.42)	$–	$(4.70)	$39.59	13.01%	$560,905	0.86%	0.86%	0.72%	32%
$(0.19)	$(0.57)	$–	$(0.76)	$39.20	31.45%	$538,410	0.88%	0.88%	0.83%	0%[k]
$(0.33)	$(0.41)	$–	$(0.74)	$30.41	18.15%	$426,149	0.91%	0.91%	0.96%	10%

$–	$–	$–	$–	$38.28	7.29%	$1,494	2.11%[f]	2.11%[f]	(0.64)%[f]	2%
$–	$(0.46)	$–	$(0.46)	$35.68	13.71%	$1,799	2.08%	2.08%	(0.44)%	17%
$–	$(0.70)	$–	$(0.70)	$31.78	0.61%	$2,415	1.96%	1.96%	(0.52)%	5%
$–	$(4.42)	$–	$(4.42)	$32.28	11.84%	$4,800	1.92%	1.92%	(0.34)%	32%
$–	$(0.57)	$–	$(0.57)	$32.82	29.97%	$5,751	1.99%	1.99%	(0.28)%	0%[k]
$–	$(0.41)	$–	$(0.41)	$25.70	16.81%	$5,504	2.09%	2.09%	(0.22)%	10%

$–	$–	$–	$–	$40.25	7.51%	$159,647	1.73%[f]	1.73%[f]	(0.26)%[f]	2%
$–	$(0.46)	$–	$(0.46)	$37.44	14.08%	$140,605	1.74%	1.74%	(0.10)%	17%
$–	$(0.70)	$–	$(0.70)	$33.22	0.86%	$110,457	1.75%	1.75%	(0.31)%	5%
$–	$(4.42)	$–	$(4.42)	$33.63	12.03%	$79,140	1.76%	1.76%	(0.18)%	32%
$–	$(0.57)	$–	$(0.57)	$33.97	30.24%	$70,174	1.79%	1.79%	(0.08)%	0%[k]
$(0.05)	$(0.41)	$–	$(0.46)	$26.53	17.04%	$50,844	1.84%	1.84%	0.03%	10%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Financial Fund Class Y:
Six months ended June 30, 2017[d]	$45.88	$0.18[e]	$3.50	$3.68
Year ended December 31, 2016	$40.52	$0.37[e]	$5.83	$6.20
Year ended December 31, 2015	$40.70	$0.29[e]	$0.49	$0.78
Year ended December 31, 2014	$40.18	$0.35[e]	$4.95	$5.30
Year ended December 31, 2013	$31.15	$0.35[e]	$9.51	$9.86
Year ended December 31, 2012	$27.00	$0.34[e]	$4.62	$4.96
Davis Appreciation & Income Fund Class A:
Six months ended June 30, 2017[d]	$34.51	$0.24[e]	$2.23	$2.47
Year ended December 31, 2016	$31.96	$0.32[e]	$2.61	$2.93
Year ended December 31, 2015	$36.02	$0.38[e]	$(4.06)	$(3.68)
Year ended December 31, 2014	$34.53	$0.38[e]	$1.48	$1.86
Year ended December 31, 2013	$27.23	$0.40[e]	$7.30	$7.70
Year ended December 31, 2012	$25.54	$0.44[e]	$1.71	$2.15
Davis Appreciation & Income Fund Class B:
Six months ended June 30, 2017[d]	$34.04	$0.04[e]	$2.19	$2.23
Year ended December 31, 2016	$31.57	$(0.05)[e]	$2.58	$2.53
Year ended December 31, 2015	$35.57	$–[e,g]	$(3.99)	$(3.99)
Year ended December 31, 2014	$34.15	$0.02[e]	$1.46	$1.48
Year ended December 31, 2013	$26.93	$0.11[e]	$7.22	$7.33
Year ended December 31, 2012	$25.27	$0.19[e]	$1.68	$1.87
Davis Appreciation & Income Fund Class C:
Six months ended June 30, 2017[d]	$34.64	$0.12[e]	$2.23	$2.35
Year ended December 31, 2016	$32.08	$0.04[e]	$2.63	$2.67
Year ended December 31, 2015	$36.15	$0.08[e]	$(4.07)	$(3.99)
Year ended December 31, 2014	$34.69	$0.07[e]	$1.49	$1.56
Year ended December 31, 2013	$27.36	$0.15[e]	$7.33	$7.48
Year ended December 31, 2012	$25.67	$0.23[e]	$1.70	$1.93
Davis Appreciation & Income Fund Class Y:
Six months ended June 30, 2017[d]	$34.66	$0.31[e]	$2.24	$2.55
Year ended December 31, 2016	$32.10	$0.38[e]	$2.63	$3.01
Year ended December 31, 2015	$36.18	$0.45[e]	$(4.08)	$(3.63)
Year ended December 31, 2014	$34.68	$0.42[e]	$1.50	$1.92
Year ended December 31, 2013	$27.34	$0.45[e]	$7.35	$7.80
Year ended December 31, 2012	$25.65	$0.50[e]	$1.71	$2.21
Davis Real Estate Fund Class A:
Six months ended June 30, 2017[d]	$38.82	$0.46[e]	$0.63	$1.09
Year ended December 31, 2016	$35.96	$0.43[e]	$3.06	$3.49
Year ended December 31, 2015	$35.79	$0.37[e]	$0.23	$0.60
Year ended December 31, 2014	$28.41	$0.40[e]	$7.42	$7.82
Year ended December 31, 2013	$29.25	$0.42[e]	$(0.90)	$(0.48)
Year ended December 31, 2012	$25.31	$0.39[e]	$3.87	$4.26

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$–	$–	$–	$49.56	8.02%	$457,684	0.72%[f]	0.72%[f]	0.75%[f]	2%
$(0.38)	$(0.46)	$–	$(0.84)	$45.88	15.27%	$331,889	0.72%	0.72%	0.92%	17%
$(0.26)	$(0.70)	$–	$(0.96)	$40.52	1.91%	$192,596	0.71%	0.71%	0.73%	5%
$(0.36)	$(4.42)	$–	$(4.78)	$40.70	13.20%	$89,443	0.70%	0.70%	0.88%	32%
$(0.26)	$(0.57)	$–	$(0.83)	$40.18	31.71%	$59,236	0.71%	0.71%	1.00%	0%[k]
$(0.40)	$(0.41)	$–	$(0.81)	$31.15	18.33%	$31,623	0.72%	0.72%	1.15%	10%

$(0.16)	$–	$–	$(0.16)	$36.82	7.16%[l]	$95,018	1.04%[f]	1.04%[f]	1.37%[f]	15%
$(0.38)	$–	$–	$(0.38)	$34.51	9.20%	$95,709	0.91%	0.90%	0.98%	109%[m]
$(0.38)	$–	$–	$(0.38)	$31.96	(10.27)%	$172,111	0.87%	0.87%	1.08%	32%
$(0.37)	$–	$–	$(0.37)	$36.02	5.37%	$217,723	0.87%	0.87%	1.05%	20%
$(0.40)	$–	$–	$(0.40)	$34.53	28.44%	$211,772	0.93%	0.93%	1.31%	18%
$(0.46)	$–	$–	$(0.46)	$27.23	8.44%	$244,543	0.95%	0.95%	1.64%	11%

$–	$–	$–	$–	$36.27	6.55%[l]	$1,074	2.21%[f]	2.21%[f]	0.20%[f]	15%
$(0.06)	$–	$–	$(0.06)	$34.04	8.00%	$1,252	2.08%	2.07%	(0.19)%	109%[m]
$(0.01)	$–	$–	$(0.01)	$31.57	(11.23)%	$2,025	1.93%	1.93%	0.02%	32%
$(0.06)	$–	$–	$(0.06)	$35.57	4.32%	$4,289	1.87%	1.87%	0.05%	20%
$(0.11)	$–	$–	$(0.11)	$34.15	27.26%	$7,940	1.88%	1.88%	0.36%	18%
$(0.21)	$–	$–	$(0.21)	$26.93	7.39%	$9,710	1.89%	1.89%	0.70%	11%

$(0.03)	$–	$–	$(0.03)	$36.96	6.78%[l]	$37,550	1.77%[f]	1.77%[f]	0.64%[f]	15%
$(0.11)	$–	$–	$(0.11)	$34.64	8.33%	$50,316	1.75%	1.74%	0.14%	109%[m]
$(0.08)	$–	$–	$(0.08)	$32.08	(11.04)%	$70,140	1.72%	1.72%	0.23%	32%
$(0.10)	$–	$–	$(0.10)	$36.15	4.48%	$66,212	1.72%	1.72%	0.20%	20%
$(0.15)	$–	$–	$(0.15)	$34.69	27.40%	$64,616	1.74%	1.74%	0.50%	18%
$(0.24)	$–	$–	$(0.24)	$27.36	7.54%	$60,770	1.75%	1.75%	0.84%	11%

$(0.22)	$–	$–	$(0.22)	$36.99	7.38%[l]	$65,542	0.70%[f]	0.70%[f]	1.71%[f]	15%
$(0.45)	$–	$–	$(0.45)	$34.66	9.44%	$61,950	0.70%	0.69%	1.19%	109%[m]
$(0.45)	$–	$–	$(0.45)	$32.10	(10.11)%	$61,583	0.68%	0.68%	1.27%	32%
$(0.42)	$–	$–	$(0.42)	$36.18	5.52%	$38,551	0.72%	0.72%	1.20%	20%
$(0.46)	$–	$–	$(0.46)	$34.68	28.70%	$20,679	0.75%	0.75%	1.49%	18%
$(0.52)	$–	$–	$(0.52)	$27.34	8.62%	$21,765	0.75%	0.75%	1.84%	11%

$(0.18)	$–	$–	$(0.18)	$39.73	2.81%	$139,870	0.99%[f]	0.99%[f]	2.41%[f]	10%
$(0.63)	$–	$–	$(0.63)	$38.82	9.71%	$152,733	0.93%	0.92%	1.08%	53%
$(0.43)	$–	$–	$(0.43)	$35.96	1.69%	$176,995	0.94%	0.94%	1.01%	93%
$(0.44)	$–	$–	$(0.44)	$35.79	27.68%	$198,029	0.96%	0.96%	1.21%	53%
$(0.36)	$–	$–	$(0.36)	$28.41	(1.67)%	$172,531	0.98%	0.98%	1.40%	75%
$(0.32)	$–	$–	$(0.32)	$29.25	16.86%	$206,497	1.01%	1.01%	1.38%	50%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class B:
Six months ended June 30, 2017[d]	$38.29	$0.24[e]	$0.62	$0.86
Year ended December 31, 2016	$35.49	$–[e,g]	$3.01	$3.01
Year ended December 31, 2015	$35.32	$(0.02)[e]	$0.22	$0.20
Year ended December 31, 2014	$28.04	$0.05[e]	$7.31	$7.36
Year ended December 31, 2013	$28.86	$0.10[e]	$(0.88)	$(0.78)
Year ended December 31, 2012	$24.98	$0.07[e]	$3.83	$3.90
Davis Real Estate Fund Class C:
Six months ended June 30, 2017[d]	$38.81	$0.30[e]	$0.62	$0.92
Year ended December 31, 2016	$35.97	$0.06[e]	$3.07	$3.13
Year ended December 31, 2015	$35.79	$0.04[e]	$0.25	$0.29
Year ended December 31, 2014	$28.41	$0.11[e]	$7.43	$7.54
Year ended December 31, 2013	$29.25	$0.16[e]	$(0.90)	$(0.74)
Year ended December 31, 2012	$25.31	$0.16[e]	$3.86	$4.02
Davis Real Estate Fund Class Y:
Six months ended June 30, 2017[d]	$39.33	$0.53[e]	$0.63	$1.16
Year ended December 31, 2016	$36.44	$0.43[e]	$3.17	$3.60
Year ended December 31, 2015	$36.26	$0.42[e]	$0.26	$0.68
Year ended December 31, 2014	$28.78	$0.44[e]	$7.56	$8.00
Year ended December 31, 2013	$29.63	$0.49[e]	$(0.91)	$(0.42)
Year ended December 31, 2012	$25.64	$0.46[e]	$3.93	$4.39

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

d	Unaudited.

e	Per share calculations were based on average shares outstanding for the period.

f	Annualized.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$–	$–	$–	$39.15	2.25%	$1,399	2.09%[f]	2.09%[f]	1.31%[f]	10%
$(0.21)	$–	$–	$(0.21)	$38.29	8.51%	$1,651	2.04%	2.03%	(0.03)%	53%
$(0.03)	$–	$–	$(0.03)	$35.49	0.58%	$1,859	2.02%	2.02%	(0.07)%	93%
$(0.08)	$–	$–	$(0.08)	$35.32	26.30%	$2,394	2.05%	2.05%	0.12%	53%
$(0.04)	$–	$–	$(0.04)	$28.04	(2.71)%	$3,041	2.06%	2.06%	0.32%	75%
$(0.02)	$–	$–	$(0.02)	$28.86	15.60%	$4,250	2.11%	2.11%	0.28%	50%

$(0.01)	$–	$–	$(0.01)	$39.72	2.38%	$18,876	1.84%[f]	1.84%[f]	1.56%[f]	10%
$(0.29)	$–	$–	$(0.29)	$38.81	8.71%	$22,288	1.82%	1.81%	0.19%	53%
$(0.11)	$–	$–	$(0.11)	$35.97	0.83%	$23,940	1.81%	1.81%	0.14%	93%
$(0.16)	$–	$–	$(0.16)	$35.79	26.58%	$27,851	1.84%	1.84%	0.33%	53%
$(0.10)	$–	$–	$(0.10)	$28.41	(2.54)%	$24,243	1.85%	1.85%	0.53%	75%
$(0.08)	$–	$–	$(0.08)	$29.25	15.90%	$29,102	1.86%	1.86%	0.53%	50%

$(0.23)	$–	$–	$(0.23)	$40.26	2.96%	$46,647	0.74%[f]	0.74%[f]	2.66%[f]	10%
$(0.71)	$–	$–	$(0.71)	$39.33	9.90%	$44,330	0.73%	0.72%	1.28%	53%
$(0.50)	$–	$–	$(0.50)	$36.44	1.92%	$39,148	0.74%	0.74%	1.21%	93%
$(0.52)	$–	$–	$(0.52)	$36.26	27.96%	$33,548	0.74%	0.74%	1.43%	53%
$(0.43)	$–	$–	$(0.43)	$28.78	(1.45)%	$19,456	0.76%	0.76%	1.62%	75%
$(0.40)	$–	$–	$(0.40)	$29.63	17.14%	$21,868	0.76%	0.76%	1.63%	50%

g	Less than $0.005 per share.

h
Davis Opportunity Fund's performance benefited from IPO purchases, adding approximately 1% to the Fund's total return in 2014 and approximately 3% to the Fund's total return in 2013. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

i
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios would have been 0.62% and 0.57%, respectively.

j	Less than $0.0005 per share.

k	Less than 0.50%.

l
In 2017, the Fund received a class action settlement from a company it no longer owns. This settlement had a material impact on the investment performance of the Fund. This was a one-time event that is unlikely to be repeated.

m	As a result of the change in portfolio management on July 1, 2016, portfolio turnover was unusually high.

See Notes to Financial Statements

DAVIS SERIES, INC.	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2017. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Financial Fund, Davis Opportunity Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, Davis Government Money Market Fund, and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of each Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and breakpoints (if applicable) of each Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for each Fund, profitability of each Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund's net assets increase, and whether the fee schedules should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications, both paper based or electronic, that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Funds.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Funds and Davis Advisors' other lines of business.

Davis Financial Fund

The Independent Directors noted that Davis Financial Fund Class A shares outperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, and five-year time periods, as well as since its inception on May 1, 1991, but underperformed the S&P 500® over the ten-year time period, all periods ended February 28, 2017.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional financial services funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe Average and the Lipper Index over the one-, two-, four-, and five-year time periods, but outperformed both over the three- and ten-year time periods, all periods ended December 31, 2016.

The Independent Directors also reviewed the Fund's performance versus both the S&P 500® and the Lipper Financial Services category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® and the Lipper Financial Services category in 13 out of 21 rolling five-year time periods, all periods ended December 31 for each year from 1996 through 2016. The Fund outperformed the S&P 500® and the Lipper Financial Services category in 10 out of 16 rolling ten-year time periods, all periods ended December 31 for each year from 2001 through 2016.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Davis Financial Fund – (Continued)

The Independent Directors considered Davis Financial Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Davis Opportunity Fund

The Independent Directors noted that Davis Opportunity Fund Class A shares underperformed its benchmark, the Russell 3000® Index ("Russell 3000®"), over the one-, three-, and ten-year time periods, but outperformed the Russell 3000® over the five-year time period, as well as since its inception on December 1, 1994, all periods ended February 28, 2017. Davis Advisors oversaw a sub-adviser for the period from May 1, 1984, until December 31, 1998. After this date, Davis Advisors became sole investment manager for the Fund.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional multi-cap growth funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe Average and the Lipper Index over the one-, two-, three-, four-, and five-year time periods, but underperformed both over the ten-year time period, all periods ended December 31, 2016.

The Independent Directors also reviewed the Fund's performance versus both the Russell 3000® and the Lipper Multi-Cap Growth category when measured over rolling five- and ten-year time frames. The Fund outperformed the Russell 3000® and the Lipper Multi-Cap Growth category in 6 out of 13 rolling five-year time periods, all periods ended December 31 for each year from 2004 through 2016. The Fund outperformed the Russell 3000® and the Lipper Multi-Cap Growth category in 3 out of 8 rolling ten-year time periods, all periods ended December 31 for each year from 2009 through 2016.

The Independent Directors considered Davis Opportunity Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Davis Real Estate Fund

The Independent Directors noted that Davis Real Estate Fund Class A shares underperformed its benchmark, the Wilshire U.S. Real Estate Securities Index ("Wilshire Index"), over the three-, five-, and ten-year time periods, as well as since its inception on January 3, 1994, but outperformed the Wilshire Index over the one-year time period, all periods ended February 28, 2017.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional real estate funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe Average and the Lipper Index over the one-, two-, and three-year time periods, but underperformed both over the four-, five-, and ten-year time periods, all periods ended December 31, 2016.

The Independent Directors also reviewed the Fund's performance versus both the Wilshire Index and the Lipper Real Estate category when measured over rolling five- and ten-year time frames. The Fund outperformed the Wilshire Index and the Lipper Real Estate category in 3 out of 18 rolling five-year time periods, all periods ended December 31 for each year from 1999 through 2016. The Fund underperformed the Wilshire Index and the Lipper Real Estate category in 13 out of 13 rolling ten-year time periods, all periods ended December 31 for each year from 2004 through 2016. In reviewing the performance, the Directors considered that the Fund is able to invest a limited amount of assets outside of REITs, while the Wilshire Index, as well as other funds provided in the report, are primarily REIT only funds.

The Independent Directors considered Davis Real Estate Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Davis Appreciation & Income Fund

The Independent Directors noted that Davis Appreciation & Income Fund Class A shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over all time periods, which include the one-, three-, five-, and ten-year time periods, as well as since its inception on May 1, 1992, all periods ended February 28, 2017.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Davis Appreciation & Income Fund – (Continued)

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional mixed-asset target allocation growth funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe Average and the Lipper Index over the two-, three-, four-, five-, and ten-year time periods, but outperformed both over the one-year time period, all periods ended December 31, 2016.

The Independent Directors also reviewed the Fund's performance versus both the S&P 500® and the Lipper Mixed-Asset Target Allocation Growth ("Lipper MATG") category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® in 9 out of 20 rolling five-year time periods and outperformed the Lipper MATG category in 11 out of 20 rolling five-year time periods, all periods ended December 31 for each year from 1997 through 2016. The Fund outperformed the S&P 500® in 7 out of 15 rolling ten-year time periods and outperformed the Lipper MATG category in 10 out of 15 rolling ten-year time periods, all periods ended December 31 for each year from 2002 through 2016.

The Independent Directors considered Davis Appreciation & Income Fund's management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Davis Government Bond Fund

The Independent Directors noted that Davis Government Bond Fund Class A shares underperformed its benchmark, the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Citigroup Index"), over all time periods, which include the one-, three-, five-, and ten-year time periods, as well as since its inception on December 1, 1994, all periods ended February 28, 2017.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional short U.S. government funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe Average and the Lipper Index over the one-, two-, four-, and five-year time periods, all periods ended December 31, 2016. During the three-year time period, ended December 31, 2016, the Fund performed in-line with the Performance Universe Average, and underperformed the Lipper Index. During the ten-year time period, ended December 31, 2016, the Fund outperformed the Performance Universe Average, but underperformed the Lipper Index.

The Independent Directors also reviewed the Fund's performance versus both the Citigroup Index and the Lipper Short U.S. Government category when measured over rolling five- and ten-year time frames. The Fund outperformed the Citigroup Index in 2 out of 18 rolling five-year time periods and outperformed the Lipper Short U.S. Government category in 5 out of 18 rolling five-year time periods, all periods ended December 31 for each year from 1999 through 2016. The Fund underperformed the Citigroup Index in 13 out 13 rolling ten-year time periods and outperformed the Lipper Short U.S. Government category in 3 out of 13 rolling ten-year time periods, all periods ended December 31 for each year from 2004 through 2016.

The Independent Directors considered Davis Government Bond Fund's management fee and total expense ratio. They observed that both were reasonable and the management fee was below the average and median of its peer group, as determined by Broadridge.

Davis Government Money Market Fund

The Independent Directors noted that Davis Government Money Market Fund Class A shares outperformed the Morningstar U.S. Money Market - Taxable Funds ("Morningstar MMTF") category over the ten-year time period, but underperformed over the one-year time period, as well as since its inception on October 26, 1989, all periods ended February 28, 2017. The Davis Government Money Market Fund performed in-line with the Morningstar MMTF category over the three- and five-year time periods, all periods ended February 28, 2017.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail U.S. government money market funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe Average and the Lipper Index over all time periods, which include the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2016.

DAVIS SERIES, INC.	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Davis Government Money Market Fund – (Continued)

The Independent Directors also reviewed the Fund's performance versus both the Lipper U.S. Government Money Market Funds ("Lipper") category and the Morningstar MMTF ("Morningstar") category when measured over rolling five- and ten-year time frames. The Fund outperformed the Lipper category in 19 out of 23 rolling five-year time periods, and outperformed the Morningstar category in 17 out of 23 rolling five-year time periods, all periods ended December 31 for each year from 1994 through 2016. The Fund has outperformed both for 17 consecutive years since 2000. The Fund outperformed both the Lipper and Morningstar category in 14 out of 18 rolling ten-year time periods, all periods ended December 31 for each year from 1999 through 2016. The Fund has outperformed both for 14 consecutive years since 2003.

The Independent Directors considered Davis Government Money Market Fund's existing management fee and total expense ratio. The Independent Directors approved of an amendment to the advisory fee schedule for the Fund that would reduce the fee effective May 1, 2017.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Financial Fund, Davis Opportunity Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, Davis Government Money Market Fund, and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Davis Financial Fund, Davis Opportunity Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund were reasonable in light of the nature, quality, and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interest of each Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purpose of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004/Chairman since 2009	Co-CEO and Director, Markel Corp. (diversified financial holding company).	13
Director, Markel Corp.
(diversified financial holding
company); Director, Graham
Holdings Company
(educational and media
company); Director, Colfax
Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable ONE Inc.
(cable service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha C. Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director,
Modine Manufacturing
Company (heat transfer
technology); Director, Chicago
Bridge & Iron Company, N.V.
(industrial construction and
engineering);
Chairman/Director, Fifth Third
Bancorp (diversified financial
services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee, Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 8, 2017

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 8, 2017